            As filed with the Securities and Exchange Commission on
                              October 21, 2003

                                                               File No. 811-7841
                                                      Registration No. 333-13319

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                         Pre-Effective Amendment No.     / /
                       Post-Effective Amendment No. 14   /X/
                                      and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/
                               Amendment No. 16              /X/
                         -------------------------------

                      J.P. MORGAN MUTUAL FUND SELECT TRUST
               (Exact Name of Registrant as Specified in Charter)
                                522 Fifth Avenue
                            New York, New York 10036

               --------------------------------------------------

                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

               Judy R. Bartlett                           John E. Baumgardner, Jr., Esq.
      J.P. Morgan Fund Distributors, Inc.                      Sullivan & Cromwell
               522 Fifth Avenue                                125 Broad Street
            New York, New York 10036                        New York, New York 10004
----------------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to                [ ]  on (date) pursuant to paragraph (b)
       paragraph (b)                                    [ ]  on (date) pursuant to paragraph (a)(1)
[X]  60 days after filing pursuant to paragraph (a)(1)  [ ]  on (date) pursuant to paragraph (a)(2) rule
[ ]  75 days after filing pursuant to paragraph (a)(2)  485.

                    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  -------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS DECEMBER __, 2003
SUBJECT TO COMPLETION DATED OCTOBER 21, 2003


JPMORGAN TAX FREE FUNDS

CLASS A, CLASS B AND CLASS C SHARES


INTERMEDIATE TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Intermediate Tax Free Income Fund                                      1

The Fund's Management and Administration                               8

How Your Account Works                                                 9

   Know Which Class To Buy                                             9

   About Sales Charges                                                 9

   Buying Fund Shares                                                 11

   Selling Fund Shares                                                12

   Exchanging Fund Shares                                             13

   Other Information Concerning The Fund                              14

   Distributions and Taxes                                            14

Shareholder Services                                                  16

Investments                                                           18

Risk and Reward Elements                                              20

How To Reach Us                                               Back cover

       JPMorgan INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). It may also invest in unrated securities of comparable quality.

The Fund may also invest in inverse floaters and interest rate caps, zero coupon securities and when-issued and delay-delivered securities. These instruments may be used to increase the Fund's income or gain.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

The Fund may invest any portion of its Assets that is not in municipal securities in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

When-issued and delay-delivered securities could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL INVESTMENT INCOME TAXES
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
Prior to the date of this prospectus, the Fund had only two classes of shares. As of the date of this prospectus, Class A, B and C Shares will be introduced. This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17
Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993          11.78%
1994          -3.96%
1995          14.39%
1996           3.76%
1997           8.21%
1998           6.56%
1999          -0.55%
2000           8.56%
2001           4.82%
2002           9.23%

BEST QUARTER 1ST QUARTER, 1995          5.92%
WORST QUARTER 1ST QUARTER, 1994        -3.52%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/03 WAS 3:39.

* THE FUND'S PERFORMANCE IS BASED ON THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT OFFERED IN THIS PROSPECTUS. THE PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 1/1/97 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S SELECT CLASS SHARES EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS. THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2002*

                                                        PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                    4.35           4.69           5.66

CLASS A SHARES - RETURN AFTER TAXES
  ON DISTRIBUTIONS                                      4.14           4.56            N/A(1)

CLASS A SHARES - RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES              4.22           4.57            N/A(1)

CLASS B SHARES - RETURN BEFORE TAXES                    4.23           5.34           6.15

CLASS C SHARES - RETURN BEFORE TAXES                    8.23           5.66           6.15

LEHMAN COMPETITIVE INTERMEDIATE
  (1-17 YEAR) MATURITIES INDEX(2)^ (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)                9.25           5.98

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS
  INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)              8.34           5.15           5.56

After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(2) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.
^   INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The sales charge and estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN
  AS % OF THE OFFERING PRICE*                      4.50%              NONE               NONE

MAXIMUM DEFERRED SALES
  CHARGE (LOAD) SHOWN AS
  % OF LOWER OF ORIGINAL PURCHASE
  PRICE OR REDEMPTION PROCEEDS                     NONE**             5.00%              1.00%

 * THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
** YOU MAY PAY A DEFERRED SALES CHARGE IF YOU PURCHASE $1 MILLION OR MORE AND YOU REDEEM WITHIN ONE YEAR.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                  CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                    0.30               0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                     0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                           0.25               0.25               0.25
OTHER EXPENSES(1)                                  0.28               0.28               0.28
------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                    1.08               1.58               1.58
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)         (0.33)             (0.08)             (0.08)
------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                    0.75               1.50               1.50
======================================================================================================

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75%, 1.50% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04, and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR       3 YEARS    5 YEARS       10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)             523          747          988         1,680
CLASS B SHARES** ($)            653          791        1,053         1,738
CLASS C SHARES**($)             253          491          853         1,877***

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)              153          491          853         1,738
CLASS C SHARES ($)              153          491          853         1,872

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

       THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Select Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser for the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                        FISCAL
   FUND                                 YEAR END      %
---------------------------------------------------------
INTERMEDIATE TAX FREE INCOME FUND       8/31

PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, can receive an annual fee of 0.25% of the average daily net assets of the Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and J.P. Morgan Fund Distributors, Inc. (JPMFD) may each, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

       HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASS TO BUY
The Fund may issue multiple classes of shares. This Prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for whom may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contigent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a contingent deferred sales charge with respect to Class B or Class C Shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See the applicable Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                    AS % OF THE        AS %
                                    OFFERING           OF NET
AMOUNT OF                           PRICE              AMOUNT
INVESTMENT                          PER SHARE          INVESTED
---------------------------------------------------------------
LESS THAN $100,000                  5.75               6.10
$100,000 BUT UNDER $250,000         3.75               3.90
$250,000 BUT UNDER $500,000         2.50               2.56
$500,000 BUT UNDER $1 MILLION       2.00               2.04

There is no sales charge for investments of $1 million or more in the Fund. However, any purchase of $1 million or more of Class A shares on which a commission was paid to broker-dealers will be subject to a contingent deferred sales charge ("CDSC") based on the lower of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date.

If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR                       DEFERRED SALES CHARGE
------------------------------------------------
1                          5%
2                          4%
3                          3%
4                          3%
5                          2%
6                          1%
7                          NONE
8                          NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.25% of the average daily net asset attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares or Class C Shares will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL
Whether you choose Class A, Class B and Class C Shares, the price of the shares is based on the net asset value (NAV) per share of a class. NAV is the value of everything a Fund owns, minus everything a class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF                     INITIAL       ADDITIONAL
ACCOUNT                     INVESTMENT    INVESTMENTS
-----------------------------------------------------
REGULAR ACCOUNT             $     2,500   $       100
SYSTEMATIC
INVESTMENT PLAN(1)          $     1,000   $       100
IRAS                        $     1,000   $       100
SEP-IRAS                    $     1,000   $       100
COVERDELL EDUCATION
SAVINGS ACCOUNTS            $       500   $       100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

Federal law requires a Fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The Fund may not be able to establish an account if the person does not provide the necessary information. In addition, the Fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the Fund is unable to verify the person's identity after an account is established, the Fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares--General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can set up a automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, or Class C shares of the Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or 3 exchanges in a quarter. See the SAI to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expense from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily and distributes any net investment income

(other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced 15% rate applicable to qualified dividend income under the Jobs and Growth Relief Reconciliation Act of 2003.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

       SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages

/X/ Typically invests in
/ / Permitted, but no intention to use currently
--  Not permitted

                                                                                                                        INTERMEDIATE
                                                                                                                          TAX FREE
                                                                                       RELATED TYPES OF RISK               INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets,    credit, interest rate, market,
such as auto or credit card receivables.                                           prepayment                           / /

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers'    credit, currency, liquidity,
acceptances of domestic and foreign issuers.                                       political                            / /Domestic
                                                                                                                           only

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks    credit, currency, interest rate,
or corporations. These securities are usually discounted and are rated by S&P,     liquidity, market, political         /X/
Moody's or another nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien   credit, environmental, extension,
on property as security for the loan payment.                                      interest rate, liquidity, market,
                                                                                   natural event, political,
                                                                                   prepayment, valuation                / /

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed             currency, extension, interest rate,
securities with the promise to purchase similar securities at a later date.        liquidity, political, prepayment     / /
Segregated liquid assets are used to offset leverage risk.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an         credit, interest rate, liquidity,
institutional investor.                                                            market, valuation                    /X/

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security     credit                               / /
and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and      credit                               / /
agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to          credit, currency, interest rate,
exchange periodic payments with a counterparty. Segregated liquid assets are       leverage, market, political          / /(1)
used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees     credit, interest rate, leverage,
to exchange one security for another in order to change the maturity or quality    liquidity, market                    /X/
of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general            credit, interest rate, market,
obligation and revenue bonds, whose interest is exempt from federal taxation and   natural event, political             /X/
state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds)     interest rate                        /X/
guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign     credit, currency, interest rate,
securities offering non-cash or delayed-cash payment. Their prices are typically   liquidity, market, political,
more volatile than those of some other debt instruments and involve certain        valuation                            /X/
special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate may not exceed 33 1/3% of the Fund's total assets.

                                      18/19

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-   The Fund's share price, yield, and      -   Bonds have generally                  -  Under normal circumstances the
    total return will fluctuate in              outperformed money market                Fund plans to remain fully
    response to bond market movements           investments over the long term,          invested in accordance with its
-   The value of most bonds will fall           with less risk than stocks               policies.
    when interest rates rise; the           -   Most bonds will rise in value         -  The Fund seeks to limit risk and
    longer a bond's maturity and the            when interest rates fall                 enhance total return or yields through
    lower its credit quality, the more      -   Mortgage-backed and asset-backed         careful management, sector allocation,
    its value typically falls                   securities and direct mortgages          individual securities selection, and
-   Adverse market conditions may from          can offer attractive returns             duration management
    time to time cause the Fund to                                                    -  During severe market downturns,
    take temporary defensive positions                                                   the Fund has the option of investing up to
    that are inconsistent with its                                                       100% of assets in high quality short-term
    principal investment strategies                                                      instruments
    and may hinder the Fund from                                                      -  The adviser monitors interest rate trends,
    achieving its investment objective                                                   as well as geographic and demographic
-   Mortgage-backed and asset-backed                                                     information, related to mortgage-backed
    securities (securities                                                               securities and mortgage prepayments
    representing an interest in, or
    secured by, a pool of mortgages or
    other assets such as receivables)
    and direct mortgages could
    generate capital losses or periods
    of low yields if they are paid off
    substantially earlier or later
    than anticipated
-   The Fund is non-diversified, which
    means that a relatively high
    percentage of the Fund's assets
    may be invested in a limited
    number of issuers. Therefore, its
    performance may be more vulnerable
    to changes in the market value of
    a single issuer or a group of
    issuers

CREDIT QUALITY
-   The default of an issuer would          -   Investment-grade bonds have a         -  The Fund maintains its own policies for
    leave the Fund with unpaid                  lower risk of default                    balancing credit quality against potential
    interest or principal                   -   Junk bonds offer higher yields           yields and gains in light of its
-   Junk bonds (those rated BB, Ba or           and higher potential gains               investment goals
    lower) have a higher risk of                                                      -  The adviser develops its own ratings of
    default, tend to be less liquid,                                                     unrated securities and makes credit quality
    and may be more difficult to value                                                   determinations for unrated securities

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-   When the Fund buys securities           -   The Fund can take advantage of        -  The Fund segregates liquid assets
    before issue or for delayed                 attractive transaction                   to offset leverage risk
    delivery, it could be exposed to            opportunities
    leverage risk if it does not
    segregate liquid assets

MANAGEMENT CHOICES
-   The Fund could underperform its         -   The Fund could outperform its         -  The adviser focuses its active management
    benchmark due to its sector,                benchmark due to these same              on those areas where it believes its
    securities or duration choices              choices                                  commitment to research can most enhance
                                                                                         returns and manage risks in a consistent
                                                                                         way

DERIVATIVES
-   Derivatives such as futures,            -   Hedges that correlate well with       -  The Fund uses derivatives, such as futures,
    options, swaps and forward foreign          underlying positions can reduce          options, swaps and forward foreign currency
    currency contracts(1) that are              or eliminate losses at low cost          contracts for hedging and for risk
    used for hedging the portfolio or       -   The Fund could make money and            management (i.e., to adjust duration or
    specific securities may not fully           protect against losses if                yield curve exposure, or to establish or
    offset the underlying positions             management's analysis proves             adjust exposure to particular securities,
    and this could result in losses to          correct                                  markets, or currencies); risk management
    the Fund that would not have            -   Derivatives that involve leverage        may include management of the Fund's
    otherwise occurred                          could generate substantial gains         exposure relative to its benchmark
-   Derivatives used for risk                   at low cost                           -  The Fund only establishes hedges that they
    management may not have the                                                          expect will be highly correlated with
    intended effects and may result in                                                   underlying positions
    losses or missed opportunities                                                    -  While the Fund may use derivatives that
-   The counterparty to a derivatives                                                    incidentally involve leverage, it does
    contract could default                                                               not use them for the specific purpose of
-   Certain types of derivatives                                                         leveraging its portfolios
    involve costs to the Fund which
    can reduce returns
-   Derivatives that involve leverage
    could magnify losses
-   Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment
-   Derivatives may, for tax purposes,
    affect the character of gain and loss
    realized by the Fund, accelerate
    recognition of income to the Fund,
    affect the holding period of the Fund's
    assets and defer recognition of certain
    of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING(2)
-   When the Fund lends a security,         -   The Fund may enhance income           -  The adviser maintains a list of
    there is a risk that the loaned             through the investment of the            approved borrowers
    securities may not be returned if           collateral received from the          -  The Fund receives collateral equal
    the borrower defaults                       borrower                                 to at least 100% of the current
-   The collateral will be subject to                                                    value of securities loaned plus
    the risks of the securities in                                                       accrued interest
    which it is invested                                                              -  The lending agents indemnify the
                                                                                         Fund against borrower default
                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize
                                                                                         losses
                                                                                      -  Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

ILLIQUID HOLDINGS
-   The Fund could have difficulty          -   These holdings may offer more         -  The Fund may not invest more than 15% of
    valuing these holdings precisely            attractive yields or potential           net assets in illiquid holdings
-   The Fund could be unable to sell            growth than comparable widely         -  To maintain adequate liquidity to meet
    these holdings at the time or               traded securities                        redemptions, the Fund may hold
    price desired                                                                        investment-grade short-term securities and,
                                                                                         for temporary or extraordinary purposes,
                                                                                         may borrow from banks up to 33 1/3% of the
                                                                                         value of its total assets or draw on a line
                                                                                         of credit

SHORT-TERM TRADING
-   Increased trading would raise the       -   The Fund could realize gains in a     -  The Fund may use short-term trading to take
    Fund's transaction costs                    short period of time                     advantage of attractive or unexpected
-   Increased short-term capital gains      -   The Fund could protect against           opportunities or to meet demands generated
    distributions would raise                   losses if a bond is overvalued           by shareholder activity
    shareholders' income tax liability          and its value later falls

(2) Although the Fund is authorized to engage in securities lending, the Fund currently not do so.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain non-public personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

                       This page intentionally left blank.

       HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


          The Investment Company Act File No. for the Fund is 811-7841


            J.P. Morgan Chase & Co. All Rights Reserved. October 2003

   THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION DATED OCTOBER 21, 2003
                           J.P. MORGAN TAX FREE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER _, 2003

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan California Bond Fund ("California Bond Fund")

                J.P. MORGAN MUTUAL FUND SELECT TRUST ("JPMMFST")
    JPMorgan Intermediate Tax Free Fund ("Intermediate Tax Free Income Fund") JPMorgan New York Intermediate Tax Free Income Fund ("N.Y. Intermediate Tax
                               Free Income Fund ")
     JPMorgan New Jersey Tax Free Income Fund ("N.J. Tax Free Income Fund")
             JPMorgan Tax Free Income Fund ("Tax Free Income Fund")

                      522 Fifth Avenue, New York, NY 10036

   This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated December __, 2003 for California Bond Fund, Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund (each a "Fund," and, collectively, the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated August 31, 2003. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

   For more information about the Funds or the financial statements, simply write or call for:

SELECT CLASS, CLASS A, CLASS B OR    INSTITUTIONAL CLASS SHARES:
CLASS C SHARES:
JPMorgan Funds Service Center        JPMorgan Institutional Funds Service Center
P.O. Box 219392                      500 Stanton Christiana Road
Kansas City, MO 64121-9392           Newark, DE 19713
1-800-348-4782                       1-800-766-7722

TABLE OF CONTENTS

GENERAL                                                                                                  1
INVESTMENT STRATEGIES AND POLICIES                                                                       2
INVESTMENT RESTRICTIONS                                                                                 22
TRUSTEES                                                                                                25
OFFICERS                                                                                                31
CODES OF ETHICS                                                                                         33
PROXY VOTING PROCEDURES AND GUIDELINES                                                                  33
INVESTMENT ADVISER                                                                                      34
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                                     37
DISTRIBUTOR                                                                                             39
DISTRIBUTION PLAN                                                                                       39
CUSTODIAN                                                                                               41
TRANSFER AGENT                                                                                          41
SHAREHOLDER SERVICING AGENTS                                                                            41
FINANCIAL PROFESSIONALS                                                                                 44
INDEPENDENT ACCOUNTANTS                                                                                 44
EXPENSES                                                                                                44
PURCHASES, REDEMPTIONS AND EXCHANGES                                                                    45
DIVIDENDS AND DISTRIBUTIONS                                                                             50
NET ASSET VALUE                                                                                         50
PERFORMANCE INFORMATION                                                                                 52
PORTFOLIO TRANSACTIONS                                                                                  56
MASSACHUSETTS TRUST                                                                                     59
DESCRIPTION OF SHARES                                                                                   59
DISTRIBUTIONS AND TAX MATTERS                                                                           61
ADDITIONAL INFORMATION                                                                                  65
FINANCIAL STATEMENTS                                                                                    66
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                                             A-1
APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES                          B-1
APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK                                               C-1
Appendix D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL OBLIGATIONS             D-1

                                     GENERAL


          This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

California Bond Fund                                  Select, Institutional, Class A, Class B and Class C
Intermediate Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C
N.Y. Intermediate Tax Free Income Fund                Select, Institutional, Class A, Class B and Class C
N.J. Tax Free Income Fund                             Select, Institutional, Class A, Class B and Class C
Tax Free Income Fund                                  Select, Institutional, Class A, Class B and Class C

          Currently, each Fund offers the following classes of Shares:

California Bond Fund                                  Select, Institutional and Class A
Intermediate Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C
N.Y. Intermediate Tax Free Income Fund                Select, Institutional, Class A and Class B
N.J. Tax Free Income Fund                             Select, Class A, Class B and Class C
Tax Free Income Fund                                  Select, Class A and Class B

          Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the JPMMFST:

  NEW NAME                                            FORMER NAME
JPMorgan Intermediate Tax Free Income Fund            Chase Vista Select Intermediate Tax Free Income Fund
JPMorgan New York Intermediate Tax Free Income Fund   Chase Vista Select New York Intermediate Tax Income Fund
JPMorgan New Jersey Tax Free Fund                     Chase Vista Select New Jersey Tax Free Income Fund
JPMorgan Tax Free Income Fund                         Chase Vista Select Tax Free Income Fund

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

          This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

          The California Bond Fund is series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust.

          The Intermediate Tax Free Income Fund, Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund are series of JPMMFST(each a "Trust," and together with JPMST, the "Trusts"), an open-end management investment company, organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

          The Funds are advised by J.P. Morgan Investment Management Inc. ( "JPMIM" or the "Adviser ").

          In addition to these Funds, the Trusts consist of other series representing separate investment funds.

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                             TAX EXEMPT OBLIGATIONS

          The Funds invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

          MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

          MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and JPMorgan Chase Bank acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

          Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

          PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

          PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Funds' investment objectives and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

          Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in a Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

          The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If a Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

          Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

          Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            MONEY MARKET INSTRUMENTS

          Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

          U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

          BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

          The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

          COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

          REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                            NON-MUNICIPAL SECURITIES

          The Funds may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. The Funds may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Funds will purchase such securities only when the Adviser believes that they would enhance the after tax returns of a shareholder of a Fund in the highest federal and state income tax brackets. For information on short-term investments in these securities, see "Money Market Instruments."

          MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% of a Fund's total assets.

          MORTGAGES (DIRECTLY HELD). Each Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

          The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

          STRIPPED OBLIGATIONS. The Funds may invest in stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

          ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Funds may invest in pay-in-kind securities, which have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. The California Bond Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Collateralized securities are also subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             ADDITIONAL INVESTMENTS

          SYNTHETIC VARIABLE RATE INSTRUMENTS. Each Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. JPMlM reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and (ii) the risk to the Fund will be that of holding a long-term bond.

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

          FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

          Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

          INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting end Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

          REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

          LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash, cash equivalents, U.S. government securities or by an irrevocable letter of credit in favor of the Fund. Such collateral will be maintained at all times in an amount equal to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends received deduction. Such loans will be terminable at any time upon specified notice. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any Officer, Trustee, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

          ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act "), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

          As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of a Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

          The Funds are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Funds, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

          Each Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Funds may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. See "Below Investment Grade Debt" below. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

          BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

          Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

          In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

          The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may also use futures and options to seek to enhance portfolio performance.

          Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

          A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

          None of the Funds will be a commodity pool. The Trusts, on behalf of the Funds, have filed notices of eligibility for exclusion from definition

                                     OPTIONS

          PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

          The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.

          If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

          Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

          OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

          For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

          EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

          The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

          When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

          COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. (See "Investment Restrictions.")

          SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

          Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

          The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

          The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

          Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                              STRUCTURED PRODUCTS.

          The Intermediate Tax Free Income Fund, Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

          The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

          Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

          Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structure are typically sold in private

                                 RISK MANAGEMENT

          The Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

          MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

          LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

          CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

          CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

          LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                     SPECIAL FACTORS AFFECTING CERTAIN FUNDS

          The California Bond Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

          Under normal circumstances, the Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Distributions and Tax Matters".

          For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from the official statement issued by the State of California for its general obligation bond issue on October 9, 2002 and does not purport to be complete.

          The N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund intends to invest a high proportion of its assets in state, local and agencies municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of the state issuers and/or obligors of such institutional, as previously stated to meet their obligations thereunder. See

"Appendix C" for further information about the State of New York and Appendix D" for further information about the State of New Jersey.

                               PORTFOLIO TURNOVER

          Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                             INVESTMENT RESTRICTIONS

          The investment restrictions below have been adopted by the Trusts with respect to the

                                                             FISCAL YEAR        FISCAL YEAR
                                                            ENDED 8/31/02      ENDED 8/31/03
                                                            -------------      -------------
                CALIFORNIA BOND FUND                                   65%                49%
                INTERMEDIATE TAX FREE INCOME FUND                      71%                56%
                N.Y. INTERMEDIATE TAX FREE INCOME FUND                 75%                38%
                N.J. TAX FREE INCOME FUND                              75%                59%

Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

          Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

          1. (a) The California Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

             (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

          2. (a) The California Bond Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

             (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

          3. (a) The California Bond Fund may not borrow money, except to the extent permitted by applicable law;

             (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

          4. The Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

          5. (a) The California Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

             (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          6. (a) The California Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

             (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities; and

          7. The Funds may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Funds.

     For purposes of investment restriction (5)(b) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (1)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (1)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval.

          (i) The Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

          (ii) The Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

          (iii) The California Bond Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

          (iv) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

          (v) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell interests in oil, gas or mineral leases.

          (vi) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (vii) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

          Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the California Bond Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

          For purposes of the investment restrictions of the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          In order to permit the sale of its shares in certain states, the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund, Tax Free Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

          With respect to the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund, if a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to currently or later changes in percentage or ratings resulting from any cause other than actions by the Funds will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

          The names of the Trustees of the Funds, together with information regarding their dates of birth ("DOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                             NUMBER OF
                                                           PORTFOLIOS IN           OTHER DIRECTORSHIPS
        NAME (DOB);                                         FUND COMPLEX                   HELD
    POSITIONS WITH THE          PRINCIPAL OCCUPATIONS       OVERSEEN BY               OUTSIDE FUND
       FUNDS (SINCE)             DURING PAST 5 YEARS        TRUSTEE (1)                  COMPLEX
----------------------------   ------------------------    -------------       --------------------------
INDEPENDENT TRUSTEES
William J. Armstrong           Retired; Vice President     70                  None
(12/04/1941); Trustee of       & Treasurer of
JPMST since 2001, and          Ingersoll-Rand Company
JPMMFST since 1996             (manufacturer of
                               industrial equipment)
                               (1972-2000)

Roland R. Eppley, Jr.          Retired                     70                  None
(04/01/1932); Trustee of
JPMST since 2001, and
JPMMFST since 1996

Dr. Matthew Goldstein          Chancellor of the City      70                  Trustee of the Albert
(11/10/1941) Trustee of the    University of New York,                         Einstein School of
Trusts since 2003.             since September                                 Medicine 1999;

                                                             NUMBER OF
                                                           PORTFOLIOS IN           OTHER DIRECTORSHIPS
        NAME (DOB);                                        FUND COMPLEX                   HELD
    POSITIONS WITH THE          PRINCIPAL OCCUPATIONS       OVERSEEN BY               OUTSIDE FUND
       FUNDS (SINCE)             DURING PAST 5 YEARS        TRUSTEE (1)                  COMPLEX
----------------------------   ------------------------    -------------       --------------------------
                               1, 1999; President,                             President, Adelphi (1998-
                               Adelphi University                              present); Trustee of Bronx
                               (New York) (1998-1999)                          University (New York)
                                                                               Lebanon Hospital Center
                                                                               (1992-present); Director
                                                                               of New Plan Excel Realty
                                                                               Trust, Inc (real estate
                                                                               investment company)
                                                                               (2000-present); Director
                                                                               of Lincoln Center
                                                                               Institute for the Arts in
                                                                               Education (1999-present);
                                                                               Director of Jewish
                                                                               Community Relations
                                                                               Counsel of New York, Inc
                                                                               (2000-present); Director
                                                                               of United Way of New York
                                                                               City (2002-present).

Ann Maynard Gray               Vice President of           70                  Director of Duke Energy
(08/22/1945); Trustee of       Capital Cities/ ABC,                            Corporation
the Trusts since 2001          Inc. (communications)                           (1997-Present); Director
                               (1986-1998); President                          of Elan Corporation, plc
                               of Diversified                                  (pharmaceuticals)
                               Publishing Group                                (2001-Present); Director
                               (1991-1997)                                     of The Phoenix Companies
                                                                               (wealth management
                                                                               services) (2002-Present)

Matthew Healey                 Retired; Chief Executive    70                  None
(08/23/1937); Trustee of       since 1996, Officer of
JPMST and JPMMFST since 2001   certain J.P. Morgan Fund
                               trusts (1982-2001)

Robert J. Higgins              Director of                 70                  Director of Providian
(10/09/1945); Trustee of       Administration of the                           Financial Corp. (banking)
the Trusts since 2002          State of Rhode Island                           (2002-Present)
                               (2003-Present);
                               President - Consumer
                               Banking and
                               Investment Services
                               Fleet Boston
                               Financial (1971-2002)

William G. Morton, Jr.         Formerly Chairman           70                  Director of Radio Shack
(03/13/1937) Trustee of        Emeritus (March 2001-                           Corporation

                                                             NUMBER OF
                                                           PORTFOLIOS IN           OTHER DIRECTORSHIPS
        NAME (DOB);                                        FUND COMPLEX                   HELD
    POSITIONS WITH THE          PRINCIPAL OCCUPATIONS       OVERSEEN BY               OUTSIDE FUND
       FUNDS (SINCE)             DURING PAST 5 YEARS        TRUSTEE (1)                  COMPLEX
---------------------------    ------------------------    -------------       --------------------------
all Trust since 2003           October 2002), and                              (electronics)
                               Chairman and Chief                              (1987-present); Director
                               Executive Officer,                              of the Griswold Company
                               Boston Stock Exchange                           (securities brokerage)
                               (June 1985-March 2001)                          (2002-present); Director
                                                                               of The National Football
                                                                               Foundation and College
                                                                               Hall of Fame
                                                                               (1994-present); Trustee
                                                                               of the Berklee College of
                                                                               Music (1998-present);
                                                                               Trustee of the Stratton
                                                                               Mountain School
                                                                               (2001-present).

Fergus Reid, III               Chairman of Lumelite        70                  Trustee of 16 Morgan
(08/12/1932); Trustee of       Corporation (plastics                           Stanley Funds
JPMST since 2001, and          manufacturing)                                  (1995-Present)
JPMMFST since 1996 and         (2003-Present); Chairman
Chairman of the Board of       and CEO of Lumelite
Trustees since 2001            Corporation (1985-2002)

James J. Schonbachler          Retired; Managing           70                  None
(01/26/1943); Trustee of       Director of Bankers
theTrusts since 2001           Trust Company (financial
                               services) (1968-1998);
                               Group Head and Director
                               of Bankers Trust, A.G.,
                               Zurich and BT Brokerage
                               Corp. (financial
                               services) (1995-1997)

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*      Retired; Chief Executive    70                  None
(07/20/1935); Trustee of       Officer of Chase Mutual
JPMST since 2001, and          Funds (investment
JPMMFST since 2001             company) (1989-1998);
                               President & Chief
                               Executive Officer of
                               Vista Capital Management
                               (investment management)
                               (1990-1998); Chief
                               Investment Executive of
                               Chase Manhattan Private
                               Bank (investment
                               management) (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

          Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met _____ times during the year ended August 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met _____ times during the year ended August 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met _____ times during the year ended August 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met ______ times during the year ended August 31, 2003.

          The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                      OWNERSHIP OF
                                                  OWNERSHIP OF            N.Y.
                             OWNERSHIP OF         INTERMEDIATE        INTERMEDIATE       OWNERSHIP OF
NAME OF                     CALIFORNIA BOND         TAX FREE            TAX FREE        N.J. TAX FREE
TRUSTEE                          FUND             INCOME FUND          INCOME FUND       INCOME FUND
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             None                 None                None               None
Roland R. Eppley, Jr.            None                 None                None               None
Dr. Matthew Goldstein            None                 None                None               None
Ann Maynard Gray                 None                 None                None               None
Matthew Healey                   None                 None                None               None
Robert J. Higgins                None                 None                None               None

William G. Morton, Jr.           None                 None                None               None
Fergus Reid, III                 None                 None                None               None
James J. Schonbachler            None                 None                None               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None                 None                None               None

                                                       AGGREGATE OWNERSHIP OF ALL
                                                         REGISTERED INVESTMENT
                               OWNERSHIP OF              COMPANIES OVERSEEN BY
                             TAX FREE INCOME              TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                    FUND                  INVESTMENT COMPANIES(1)
---------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              None                        Over $100,000
Roland R. Eppley, Jr.             None                        Over $100,000
Dr. Matthew Goldstein             None                              0
Ann Maynard Gray                  None                       $10,001-$50,000
Matthew Healey                    None                        Over $100,000
Robert J. Higgins                 None                              0
William G. Morton, Jr.            None                              0
Fergus Reid, III                  None                        Over $100,000
James J. Schonbachler             None                      $50,001-$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None                        Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

          As of August 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

          Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong, Spalding and Healey are paid additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

          Trustee compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                           N.Y.
                                                                     INTERMEDIATE TAX
                            CALIFORNIA BOND     INTERMEDIATE TAX       FREE INCOME         N.J. TAX FREE
NAME OF TRUSTEE                  FUND           FREE INCOME FUND           FUND             INCOME FUND
------------------------    ---------------     ----------------     ----------------      -------------
INDEPENDENT TRUSTEES
William J. Armstrong        $           221     $          1,860     $            961      $          87
Roland R. Eppley, Jr.                   221                1,860                  961                 87
Dr. Matthew Goldstein                     -                    -                    -                  -
Ann Maynard Gray                        221                1,860                  961                 87
Matthew Healey                          295                2,479                1,281                116
Robert J. Higgins                       137                1,149                  588                 54
William G. Morton, Jr.                    -                    -                    -                  -
Fergus Reid, III                        461                3,874                2,001                181
James J. Schonbachler                   221                1,860                  961                 87

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                221                1,860                  961                 87

                                                      TOTAL
                                                  COMPENSATION
                            TAX FREE INCOME      PAID FROM "FUND
NAME OF TRUSTEE                   FUND              COMPLEX"
------------------------    ---------------     ----------------
INDEPENDENT TRUSTEES
William J. Armstrong        $           910     $        120,000
Roland R. Eppley, Jr.                   910              120,000
Dr. Matthew Goldstein                     -                    -
Ann Maynard Gray                        910              120,000
Matthew Healey                        1,214              160,000
Robert J. Higgins                       559               70,000
William G. Morton, Jr.                    -                    -
Fergus Reid, III                      1,896              250,000
James J. Schonbachler                   910              120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                910              120,000

          The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

          The Declarations of Trust provides that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

          The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

          The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

        NAME (DOB),
    POSITIONS HELD WITH                                       PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                                        DURING PAST 5 YEARS
----------------------------       --------------------------------------------------------------------
George C.W. Gatch                  Managing Director, J.P. Morgan Investment Management Inc.; Head
(12/21/1962)                       of J.P. Morgan Fleming's U.S. Mutual Funds and Financial
President (2001)                   Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

David E. Wezdenko                  Managing Director, JPMIM; Chief Operating Officer for FFI; since
(10/02/1963)                       joining J.P. Morgan Chase in 1996, he has held numerous financial
Treasurer (2001)                   and operations related positions supporting the J.P. Morgan Chase pooling funds business.

Sharon J. Weinberg                 Managing Director, JPMIM; Head of Business and Product Strategy
(6/15/1959)                        for FFI; since joining J.P. Morgan Chase in 1996, she has held
Secretary (2001)                   numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

Stephen M. Ungerman                Vice President, JPMIM; Fund Administration - Pooled Vehicles;
(6/02/1953)                        prior to joining J.P. Morgan Chase in 2000, he held a number of
Vice President and                 positions in Prudential Financial's asset management business,
Assistant Treasurer (2001)         including Assistant General Counsel, Tax Director and Co-head of
                                   Fund Administration; Mr. Ungerman also served as Assistant
                                   Treasurer for all mutual funds managed by Prudential.

Judy R. Bartlett                   Vice President and Assistant General Counsel, JPMIM, since
(5/29/1965)                        September 2000; from August 1998 through August 2000, she was an
Vice President and                 attorney at New York Life Insurance Company where she served as
Assistant Secretary (2001)         Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini                  Vice President and Assistant General Counsel, JPMIM.
(11/04/1965)
Vice President and
Assistant Secretary (2001)

Wayne H. Chan                      Vice President and Assistant General Counsel, JPMIM, since
(06/27/1965)                       September 2002; Mr. Chan was an associate at the law firm of
Vice President and                 Shearman & Sterling from May 2001 through September 2002; Swidler
Assistant Secretary (2003)         Berlin Shereff Friedman LLP from June 1999 through May 2001 and
                                   Whitman Breed Abbott & Morgan LLP from September 1997 through May
                                   1999.

Paul M. DeRusso                    Vice President, JPMIM; Manager of the Budgeting and Expense Group
(12/03/1954)                       of Funds Administration Group.
Assistant Treasurer (2001)

Lai Ming Fung                      Associate, JPMIM; Budgeting Analyst for the Budgeting and Expense
(9/08/1974)                        Group of Funds Administration Group.
Assistant Treasurer (2001)

Mary D. Squires                    Vice President, JPMIM; Ms. Squires has held numerous financial and
(1/08/1955)                        operations positions supporting the J.P. Morgan Chase organization
Assistant Treasurer (2001)          complex.

Nimish S. Bhatt                    Senior Vice President of Alternative Investment Products and Tax
(06/06/1963)                       Services of BISYS Fund Services, Inc. since January 2002; held
Assistant Treasurer (2001)*        various positions within BISYS since 1996, including Senior Vice
                                   President of Fund Administration and Financial Services, Vice
                                   President and Director of International Operation, Vice

        NAME (DOB),
    POSITIONS HELD WITH                                       PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                                        DURING PAST 5 YEARS
----------------------------       --------------------------------------------------------------------
                                   President of Financial Administration and Vice President of Tax.

Arthur A. Jensen                   Vice President of Financial Services of BISYS Fund Services, Inc.,
(9/28/1966)                        since June 2001; formerly Section Manager at Northern Trust
Assistant Treasurer (2001)*        Company and Accounting Supervisor at Allstate Insurance Company.

Martin R. Dean                     Vice President of Regulatory Services of BISYS Fund Services, Inc.
(11/27/1963)
Assistant Treasurer (2001)*

Alaina Metz                        Chief Administrative Officer of BISYS Fund Services, Inc.; formerly,
(04/07/1967)                       Supervisor of the Blue Sky Department of Alliance Capital
Assistant Secretary (2001)*        Management L.P.

Ryan M. Louvar                     Counsel of Legal Services, BISYS Fund Services, Inc. since 2000;
(02/18/1972)                       formerly Attorney at Hill, Farrer & Burrill LLP from 1999 to 2000
Assistant Secretary (2003)***      and Knapp Petersen & Clarke, PC from 1997 to 1999.

Lisa Hurley                        Executive Vice President and General Counsel of BISYS Fund
(05/29/1955)                       Services, Inc.
Assistant Secretary (2001)**

Thomas J. Smith                    Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s
(06/24/1955)                       asset management business in the Americas.
Vice President and
Assistant Secretary (2002)

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.
** The contact address for the officer is 90 Park Avenue, New York, NY 10016. *** The contact address for the officer is 60 State Street, Boston, MA 02109.

          As of December 1, 2003, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

          The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


                     PROXY VOTING PROCEDURES AND GUIDELINES

          The Boards of Trustees of the Funds have delegated to JPMIM, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

          The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an Independent Voting Service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures
(or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-end poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

- JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan on a case-by-case basis, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                               INVESTMENT ADVISER

          Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

          Subject to the supervision of the Funds' Trustees, the Adviser make the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

          Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

          Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trusts and the Funds and shareholder services for the Trusts. See "Administrator and Sub-Administrator" and "Shareholder Servicing Agents" sections.

          J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

          The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.

          The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

          Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), which was a wholly owned subsidiary of JPMorgan Chase Bank, a subsidiary of J.P. Morgan Chase, was the investment adviser to the Funds of JPMMFST. On September 1, 2003, JPMFAM (USA), which served as the Funds' previous investment adviser, merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

          Prior to February 28, 2001, The Chase Manhattan Bank ( "Chase "), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFST. Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Funds.

          As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM, JPMFAM (USA) or Chase under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the advisers a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.

          The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                        FISCAL YEAR ENDED        FOR THE PERIOD OF 5/1/01        FISCAL YEAR ENDED          FISCAL YEAR ENDED
                             4/30/01                 THROUGH 8/31/01*                 8/31/02                    8/31/03
                     ------------------------   --------------------------   -------------------------   -------------------------
                     PAID/ACCRUED    WAIVED     PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED     PAID/ACCRUED     WAIVED
                     ------------  ----------   ------------   -----------   ------------  -----------   ------------  -----------
CALIFORNIA
  BOND FUND          $        420           -   $        169             -   $        601            -

*The Fund changed it's fiscal year end from 4/30 to 8/31.

                                        FISCAL YEAR ENDED            FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                             8/31/01                       8/31/02                      8/31/03
                                  ---------------------------   ---------------------------   ---------------------------
                                  PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED
                                  ------------   ------------   ------------   ------------   ------------   ------------
INTERMEDIATE TAX FREE
  INCOME FUND                     $      2,121              -   $      5,084              -
N.Y. INTERMEDIATE TAX
  FREE INCOME FUND                       1,010              -          2,643              -
N.J. TAX FREE INCOME
  FUND                                     237              -            241              -
TAX FREE INCOME FUND                     2,420              -          2,546              -

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

          The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, has approved the respective Advisory Agreement for each Fund.

          As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

          In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

          The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

          In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

          Pursuant to the Administration Agreements, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

          JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

          Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securitiesor defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

          In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

          Prior to September 10, 2001, pursuant to an Administration Agreement with JPMMFST on behalf of its Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

          Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as such Funds' administrator. For its services under this agreement, the administrator received from each Fund an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

          Prior to July 1, 2001 and pursuant to Co-Administration Agreements with JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as Co-Administrator for the Funds. For its services under the Co-Administration Agreements, these Funds agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

          Prior to July 1, 2001 and pursuant to an Administrative Services Agreement with JPMST on behalf of their Funds a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets are to the total net assets of its Trust and certain other Funds with similar arrangements.

          The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.

                      FISCAL YEAR ENDED          FOR THE PERIOD OF 5/1/01         FISCAL YEAR ENDED
                           4/30/01                   THROUGH 8/31/01*                   8/31/02           FISCAL YEAR ENDED 8/31/03
                 ---------------------------   ---------------------------   ---------------------------  -------------------------
                 PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED     PAID/ACCRUED     WAIVED
                 ------------   ------------   ------------   ------------   ------------   ------------  ------------   ----------
CALIFORNIA BOND
  FUND           $        867              -   $         99              -   $        301   $       (271)

          *The Fund changed it's fiscal year end from 4/30 to 8/31.

                            FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                  8/31/01                       8/31/02                       8/31/03
                        ---------------------------   ---------------------------   ---------------------------
                        PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED      PAID/ACCRUED       WAIVED
                        ------------   ------------   ------------   ------------   ------------   ------------

INTERMEDIATE TAX FREE
  INCOME FUND           $        707            -     $      2,542         (1,184)
N.Y. INTERMEDIATE TAX
  FREE INCOME FUND      $        337            -     $      1,322           (129)
N.J. TAX FREE INCOME
  FUND                  $         79            -     $        121            (29)

TAX FREE INCOME FUND    $        807            -     $      1,273              -

          Prior to September 10, 2001 and pursuant to a Distribution and Sub-administration Agreement with JPMMFST, on behalf of their Funds, a predecessor to the Distributor served as such Funds' subadministrator. For its services `12under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund.

                                                            FOR THE PERIOD OF 9/1/00
                              FISCAL YEAR ENDED 8/31/00          THROUGH 9/9/01
                             ---------------------------   ---------------------------
                             PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED
                             ------------   ------------   ------------   ------------
INTERMEDIATE TAX FREE
  INCOME FUND                $        352            (62)  $        354              -
N.Y. INTERMEDIATE TAX FREE
  INCOME FUND                         142            (79)           168            (99)
N.J. TAX FREE INCOME
  FUND                                 33            (25)            40            (32)
TAX FREE INCOME FUND                  367            (63)           403              -

                                   DISTRIBUTOR

          The Distributor serves as the Trusts' exclusive distributor, holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of shares of each of the Fund in accordance with the terms of the Distribution Agreements between the Trusts and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

          The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and following the two year period, from year to year only if it is approved at least annually thereafter
(i) by a vote of the holders of a majority of a Fund's outstanding shares or
(ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

          Prior to April 11, 2001, Funds Distributors, Inc. ( "FDI ") served as the distributor of the Funds of JPMST.

                                DISTRIBUTION PLAN

          Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

          Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A shares, 0.25% annualized of the average NAV of the Class B shares or 0.75% annualized of the average NAV of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.

          Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

          The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

          Expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year end 8/31/03:

                                                       INTERMEDIATE TAX  N.Y. INTERMEDIATE        N.J.            TAX FREE
                                      CALIFORNIA BOND     FREE INCOME     TAX FREE INCOME   TAX FREE INCOME        INCOME
                                            FUND              FUND              FUND              FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------
Advertising and Sales
  Literature
Printing, production and
  mailing of prospectus and
  shareholder reports to other than
  current shareholders
Compensation to dealers
Compensation to sales
  personnel
B Shares financing
  charges
Equipment, supplies and other
 indirect distribution-related
 expenses

                                    CUSTODIAN

          Pursuant to the Global Custody Agreement with JPMorgan Chase Bank,
4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

          For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

          In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

          For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

          JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

          DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                          SHAREHOLDER SERVICING AGENTS

          The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

          Under Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.

          The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated: *The Fund changed it's fiscal year end from 4/30 to 8/31.

                                                      FOR THE PERIOD OF
                                FISCAL YEAR             5/1/01 THROUGH               FISCAL YEAR                 FISCAL YEAR
                               ENDED 4/30/01              8/31/2001*                ENDED 8/31/02               ENDED 8/31/03
                          ----------------------     ----------------------     -----------------------     ----------------------
                          PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED     PAID/ACCRUED     WAIVED     PAID/ACCRUED    WAIVED
                          ------------    ------     ------------    ------     ------------    -------     ------------    ------
CALIFORNIA BOND FUND
   CLASS A SHARES                    -         -                -         -     $         53    $   (52)
   SELECT SHARES          $         63         -     $         28         -               94        (38)
   INSTITUTIONAL SHARES            115         -               45         -              142       (101)

                                               FISCAL YEAR                  FISCAL YEAR                 FISCAL YEAR
                                              ENDED 8/31/01                ENDED 8/31/02               ENDED 8/31/03
                                         ------------------------     -----------------------     ----------------------
                                         PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED     PAID/ACCRUED    WAIVED
                                         ------------    --------     ------------    -------     ------------    ------
INTERMEDIATE TAX FREE INCOME FUND
   SELECT SHARES                         $      1,768           -     $      2,740    $   (35)
   INSTITUTIONAL SHARES                                                        599        (83)
N.Y. INTERMEDIATE TAX FREE INCOME FUND
   CLASS A SHARES                                 107    $    (61)             338       (112)
   CLASS B SHARES                                  15           -               39          -
   CLASS C SHARES
   SELECT SHARES                                  720           -            1,141       (126)
   INSTITUTIONAL SHARES                                                        274       (272)
N.J. INTERMEDIATE TAX FREE INCOME FUND
   CLASS A SHARES
   CLASS B SHARES
   SELECT SHARES                                  198        (102)             201        (80)
TAX FREE INCOME FUND
   CLASS A SHARES                                  72         (61)             151        (92)
   CLASS B SHARES                                  12          (3)              16         (1)
   SELECT SHARES                                1,933           -            1,955        (42)

          Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

          For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

          JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                             FINANCIAL PROFESSIONALS

          The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

          Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.

          Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

          The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

          The Funds pay the expenses incurred in its operations, including its pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

          An investor may buy shares in a Fund: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

          The Funds may, at their own option, accept securities in lieu of payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

          Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

          The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

          The broker-dealer allocation for Funds with a 4.50% sales charge on Class A Shares is set forth below:

                                                                  AMOUNT OF SALE CHARGES RE-
AMOUNT OF SALES CHARGE                                            ALLOWED TO DEALERS AS A
OFFERING PRICE ($)             SALE CHARGE AS A PERCENTAGE OF:    PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------
                                  OFFERING         NET AMOUNT
                                   PRICE            INVESTED
                              ---------------   ---------------
Under 100,000                       4.50              4.71                    4.00
100,000 but under 250,000           3.75              3.90                    3.25
250,000 but under 500,000           2.50              2.56                    2.25
500,000 but under 1,000,000         2.00              2.04                    1.75

          There is no initial sales charge on purchases of Class A Shares of $1 million or more.

          At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

          The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

          The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

          There is no initial sales charge on purchases of Class A Shares of $1 million or more.

          Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

          Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

          Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

          The Statement is not a binding obligation of the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

          Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

          An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such

Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

          A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members must agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) purchased thereafter.

          No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

          Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

          Purchases of a Fund's Class A Shares Shares may be made with no initial sales charge (i) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

          Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.

          A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

          Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Funds, provided there is no change in account registration.

          Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

          REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at NAV next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the Shares (in on amount not in excess of the redemption proceeds), and Shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their Shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

          EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if the investor makes more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.

          Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

          The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

          The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

          For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

          A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

          The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

          The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

          The value of investments listed on a domestic or foreign securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price, or the last quoted sale for local shares is less than or equal to the mean of bid and asked quotations for the foreign listed shares), in the case of domestic equity securities and foreign listed equity securities with no local shares, the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgement of the portfolio manager or investment adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

          Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

          Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

          Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotation do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

          Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

          For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

          From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

          A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.

          Average annual total returns are calculated according to the following formulas:

              Average annual total returns (before taxes):
                   P(1 + T) SUB(n) = ERV

              Average annual total returns (after taxes on distributions):
                   P(1 + T) SUB(n) = ATVD

              Average annual total returns (after taxes on distributions and sale of Fund shares)
                   P(1 + T)(TO THE POWER OF n) = ATVDR

              Where:  P     =        a hypothetical initial payment of $1,000.

                      T     =        average annual total return (before taxes,
                                     after taxes on distributions, or after
                                     taxes on distributions and sale of Fund
                                     shares, as applicable).

                      n     =        number of years

                      ERV   =        ending redeemable value of a hypothetical
                                     $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                      ATV SUB(D)  =  ending value of a hypothetical $1,000
                                     payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                      ATV SUB(DR) =  ending value of a hypothetical $1,000
                                     payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/03* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                                DATE OF
                                                     1        5        10        SINCE           FUND
                                                    YEAR    YEARS    YEARS    INCEPTION**    INCEPTION***
---------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares - before taxes
Class A Shares - after taxes on
  distributions
Class A Shares - after taxes on
  distributions and sale of fund shares
Select Shares - before taxes
Select Shares - after taxes on
  distributions
Select Shares - after taxes on
  distributions and sale of fund shares
Institutional Shares - before taxes
Institutional Shares - after taxes on
  distributions
Institutional Shares - after taxes on
  distributions and sale of fund shares
INTERMEDIATE TAX FREE INCOME FUND
Select Shares - before taxes
Select Shares - after taxes on
  distributions
Select Shares - after taxes on
  distributions and sale of fund shares
Institutional Shares - before taxes
Institutional Shares - after taxes on
  distributions
Institutional Shares - after taxes on
  distributions and sale of fund shares
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes
Class A Shares - after taxes on
  distributions
Class A Shares - after taxes on
  distributions and sale of fund shares
Class B Shares - before taxes
Class B Shares - after taxes on
  distributions

Class B Shares - after taxes on
  distributions and sale of fund shares
Class C Shares - before taxes
Class C Shares - after taxes on
  distributions
Class C Shares - after taxes on
  distributions and sale of fund shares
Select Shares - before taxes
Select Shares - after taxes on
  distributions
Select Shares - after taxes on
  distributions and sale of fund shares
Institutional Shares - before taxes
Institutional Shares - after taxes on
  distributions
Institutional Shares - after taxes on
  distributions and sale of fund shares
N.J. TAX FREE INCOME FUND
Class A Shares - before taxes
Class A Shares - after taxes on
  distributions
Class A Shares - after taxes on
  distributions and sale of fund shares
Class B Shares - before taxes
Class B Shares - after taxes on
  distributions
Class B Shares - after taxes on
  distributions and sale of fund shares
Select Shares - before taxes
Select Shares - after taxes on
  distributions
Select Shares - after taxes on
  distributions and sale of fund shares
TAX FREE INCOME FUND
Class A Shares - before taxes
Class A Shares - after taxes on
  distributions
Class A Shares - after taxes on
  distributions and sale of fund shares
Class B Shares - before taxes
Class B Shares - after taxes on
  distributions
Class B Shares - after taxes on
  distributions and sale of fund shares
Select Shares - before taxes
Select Shares - after taxes on
  distributions
Select Shares - after taxes on
  distributions and sale of fund shares

  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
  **  If Fund has less than 10 years.
  *** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

          The tax equivalent yields assume a federal income tax rate of 38.6% for the Funds.

          YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

          Yields are calculated according to the following formula:

                      a-b
                      ---
          YIELD = 2 [( cd  +1)(TO THE POWER OF 6) - 1]

          Where:

            a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

          Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/03.

                                       30-DAY YIELD    TAX EQUIVALENT 30-DAY YIELD
                                       ------------    ---------------------------
CALIFORNIA BOND FUND
Class A Shares
Select Shares
Institutional Shares

INTERMEDIATE TAX FREE INCOME FUND
Select Shares
Institutional Shares

N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares
Class B Shares
Class C Shares
Select Shares
Institutional Shares

N.J. TAX FREE INCOME FUND
Class A Shares
Class B Shares
Select Shares

TAX FREE INCOME FUND
Class A Shares
Class B Shares
Select Shares

          A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

          Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced.

Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

          Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

          From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

          On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enter into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".

          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Boards of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

          The Funds paid the following brokerage commissions for the indicated periods:

                                                       FOR THE PERIOD OF
                                 FISCAL YEAR ENDED       5/1/01 THROUGH        FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                      4/30/01                8/31/01               8/31/02                 8/31/03
                                 -----------------     -----------------       -----------------      -----------------
CALIFORNIA BOND FUND
  Brokerage Commissions          $               -     $               -       $           3,201
  Brokerage Commissions from
  Affiliated Broker Dealers                      -                     -                       -

  *The Fund changed it's fiscal year end from 4/30 to 8/31.

                                           FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                8/31/01                8/31/02                8/31/03
                                           -----------------      -----------------      -----------------
INTERMEDIATE TAX FREE INCOME FUND
  Brokerage Commissions                    $               -      $          25,498
  Brokerage Commissions from
  Affiliated Broker Dealers                                -                  8,250
N.Y. INTERMEDIATE TAX FREE INCOME FUND
  Brokerage Commissions                                    -                 36,817
  Brokerage Commissions from
  Affiliated Broker Dealers                                -                    440
N.J. TAX FREE INCOME FUND
  Brokerage Commissions                                    -                  1,298
  Brokerage Commissions from
  Affiliated Broker Dealers                                -                      -
TAX FREE INCOME FUND
  Brokerage Commissions                                    -                 15,862
  Brokerage Commissions from
  Affiliated Broker Dealers                                -                      -

                               MASSACHUSETTS TRUST

          Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any

Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          Each of the Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

          The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMST is comprised of nine series and JPMMFSG is comprised of six series. See "Massachusetts Trust."

          The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

          Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          The Trustees have authorized the issuance and sale to the public of ten series of JPMST and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

          For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

          The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectuses are not intended as substitutes for careful tax planning.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

          Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

          Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

          A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a nonperforming investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the Distribution Requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of "ordinary taxable income" and "qualified dividend income" (as such terms are defined in the Code) for the calendar year and 98% of "capital gain net income" (as such term is defined in the Code) for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          Each Fund intends to make sufficient distributions or deemed distributions of its "ordinary taxable income," "qualified dividend income" (if any) and "capital gain net income" prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations. It is unlikely that dividends from the Funds will qualify to any significant extent for the reduced 15% rate applicable to qualified dividend income under the Jobs and Growth Relief Reconciliation Act of 2003.

          A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

          Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

          Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is tax at the same rate as ordinary income.

          Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

          Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

          A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends, qualified dividend income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal Income tax liability provided the appropriate information is furnished to the IRS.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

          CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

                                               AMOUNT     EXPIRATION DATE
CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND

N.Y. INTERMEDIATE TAX FREE INCOME FUND
N.J. TAX FREE INCOME FUND

          These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

          If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

          If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income (if any), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

          In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includable in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

          STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends, qualified dividend income (if any) and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

          EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

          As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

          Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

          PRINCIPAL HOLDERS. As of November 29, 2003, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:

                                          NAME AND ADDRESS OF      PERCENTAGE
FUND AND CLASS OF SHARES                     SHAREHOLDER              HELD
-----------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares
Select Shares
Institutional Shares
INTERMEDIATE TAX FREE INCOME FUND
Select Shares
Institutional Shares
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares
Class B Shares
Class C Shares
Select Shares
Institutional Shares
N.J. TAX FREE INCOME FUND
Class A Shares
Class B Shares
Select Shares
TAX FREE INCOME FUND
Class A Shares
Class B Shares
Select Shares

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

          The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 3, 2002 annual report filing made with the SEC on November 2, 2002 (0000912057-02-040720) and February 28, 2003 semi-annual report filing made with the SEC on April 29, 2003 (0001047469-03-015034) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following Financial reports are available without charge upon request by calling JPMorgan Funds Services at
(800) 348-4782.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

          The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

          A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

          Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Commercial Paper, Including Tax Exempt

          The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                      FITCH

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

          Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE AND MUNICIPAL BONDS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

APPENDIX B - ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issue on October 9, 2002. For a copy of the complete Official Statement, you may call the California State Treasurer's Office at (800) 900-3873, and for a list of available Official Statements, you may visit http://www.treasurer.ca.gov/Bonds/os.htm. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                  RECENT DEVELOPMENTS REGARDING STATE FINANCES

    Since early 2001 the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $61.1 billion in 2001-02, and are projected to be $67.9 billion in 2002-03. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

    This dramatic revenue drop resulted in an estimated $23.6 billion shortfall between State revenues and anticipated spending demands for the 2001-02 and 2002-03 fiscal years. Because of disagreement among the Administration and certain legislators over the means to bridge this gap, the 2002 Budget Act ("2002-03 Budget") was not adopted with the required 2/3 approval in both houses and enacted until September 5, 2002. The shortfall was ultimately closed with a combination of expenditure reductions, revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. Since the release of the cash flow statements prepared in June 2002, based on the revenue projections in May 2002, actual revenue receipts reported by the State Controller's Office for the three major revenue sources (personal income tax, sales tax and corporation tax) for the months of June through September 2002, have been approximately $948 million below projections.

    The Legislative Analyst (who is employed by the State and who provides reports on State finances, among other subjects), fiscal experts and political leaders in the State acknowledge that the 2002 Budget left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-04 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-04.

    Coinciding with the sharp drop in State revenues, the State has had to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. These cash management borrowings have been increased in size because in early 2001, the State General Fund loaned $6.2 billion to the State Department of Water Resources ("DWR") to fund energy purchases. This loan must be repaid, with interest, from the issuance of power revenue bonds by the DWR, which has not yet occurred. To fund its cash flow needs in the 2001-02 fiscal year, the State sold $5.7 billion of revenue anticipation notes ("RANs"). With the inability to repay the energy loans before June 2002, when the RANs matured, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing, in June 2002, to ensure the State would have sufficient cash resources to pay its obligations in the first few months of the 2002-03 fiscal year.

    The State expects to issue up to $12.5 billion of RANs to fund cash flow requirements in 2002-03, including repayment of the outstanding RAWs. If State revenues fall significantly below projections, or the DWR power revenue bonds or tobacco securitization bonds are not sold during the current fiscal year, the State may have to issue additional RAWs to meet its cash obligations. At this time, it is anticipated that the DWR power revenue bonds will be sold before the end of 2002 and that the tobacco bonds will be sold in early 2003.

                               STATE INDEBTEDNESS

                                    GENERAL

    The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

                          CAPITAL FACILITIES FINANCING

    GENERAL OBLIGATION BONDS The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

    As of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligation bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes, described below (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

    The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

    The amount of new money long-term bonds to be issued over the next several years will depend on voter actions, but is expected to be in the range of at least $2.5 to 3 billion per year. The Treasurer also plans to issue about $900 million of refunding bonds in fiscal year 2003-4 as part of a debt restructuring plan. A total of $18.6 billion of new bond authorizations will be on the November 5, 2002 election ballot. The Legislature has also approved another $22 billion of bond authorizations to be placed on the ballot in 2004. Additional bond proposals may also be added in 2004.

    COMMERCIAL PAPER PROGRAM Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds form time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. As of September 1, 2002, the finance committees had authorized the issuance of up to $4,915,300,000 of commercial paper notes; as of the date $845,600,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

    LEASE-PURCHASE DEBT In addition to general obligation bonds, the State builds and acquires capital facilities thought the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as officer buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of a participation for capital facilities where the rental payments provided the securities are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding as of September 1, 2002. The State Public Works Board, which is authorized to sell lease revue bonds, had $4,098,699,000 authorized and unissued as of September 1, 2002. In addition, as of that date certain powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

    NON-RECOURSE DEBT Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $30,481,506,923 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2002.

                              CASH FLOW BORROWINGS

    The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes (the "2001 RANs") on October 4, 2002, that matured on June 28, 2002. Revenue Anticipation Notes are payable from any "Unapplied Money" in the General Fund of the State of the maturity date, subject to the prior application of such money to support the public school system and public institutions of higher education, to pay debt service on State general obligation bonds and commercial paper notes, and to reimburse other State special funds, to the extent required by law, for internal borrowings. See "State Finances" below.

    To provide additional cash resources necessary to pay the State's obligations at the end of June, 2002 and into the first few months of the 2002-03 fiscal year, the State Controller issues $7.5 billion of revenue anticipation warrants. The State expects to issue up to $12.5 billion of 2002-2003 Revenue Application Notes ("2002 RANs") in October and November 2002, to partially fund its cash flow needs in the 2002-3 fiscal year, including repayment of the 2002 revenue anticipation warrants.

    The Department of Finance's cash flow projections are based upon estimates made for the May Revision of the Governor's Budget, released on May 14, 2002. Revenues and expenditures for July through September, 2002 are actual results. While the revenue estimates for the remaining months were adjusted for various revenue enhancements adopted as part of the 2002 Budget Act, they have not otherwise been updated since the May revision. The cash flow projections predict that the General Fund can repay the 2002 RANs by June 30, 2003 and still have remaining available, unused borrowable resources of $6.8 billion. The cash flow projections assume that the General Fund will, during the fiscal year, receive $6.6 billion (presently expected in November, 2002) as repayment of energy loans from proceeds of the sale of DWR power revenue bonds, and $4.5 billion (presently expected in two equal installments, in February and April 2003) from sale of future receipts of tobacco litigation settlement payments. If these assumptions or projections are not met, and the General Fund has insufficient resources to pay the 2002 RANs, the State Controller is authorized to issue additional revenue anticipation warrants, and the State has covenanted in its Resolution for issuance of the 2002 RANs to use its best efforts to issue such warrants if necessary.

    The Controller released projected cash flow statements for the 2002-03 Fiscal Year on September 24, 2002, in connection with issuing a demand for the 2002 RANs. The Controller projected revenues about $3.2 billion lower, and expenditures about $1.6 billion higher, than are shown in the Department of Finance's cash flow estimates. The variances occur mostly in the second half of the fiscal year. The Controller's expenditure estimate reflects the possibility that some of the expenditure reductions included in the 2002 Budget Act may not be realized. The Controller's cash flow projections estimate unused borrowable resources as of June 30, 2003 of about $2.0 billion.

                                 STATE FINANCES

                               THE BUDGET PROCESS

    The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

    The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

    Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

    Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college (together, "K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

    Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

                                THE GENERAL FUND

    The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

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                  THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

    The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

                             INTER-FUND BORROWINGS

    Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of August 31, 2002, the General Fund had $2.524 billion outstanding loans from the SFEU, and $6.683 billion outstanding loans from General Fund special accounts or other special funds.

    At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

                                 STATE WARRANTS

    No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid. Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from the Special Funds (to the extent permitted by law).

    If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of 5 percent per annum. Registered warrants have no fixed maturity date, but are redeemed when the Controller, with the approval of the PMIB, determines there would be sufficient Unapplied Money in the General Fund. The State Controller notifies the State Treasurer, who publishes a notice that the warrants in question are payable.

    In lieu of issuing individual registered warrants to numerous creditors, there is an alternative procedure through which the State may borrow money to meet its cash flow requirements. Under this procedure, the Governor, upon request of the State Controller, may create a General Cash Revolving Fund in the State Treasury which may borrow from other State special funds to meet payments authorized by law. The State Controller may then issue "reimbursement warrants" to public investors at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund is created solely to facilitate the issuance of registered reimbursement warrants. Reimbursement warrants have a fixed maturity date, which may be in a fiscal year following the year in which they are issued, and must be paid by the State Treasurer on their maturity date from any Unapplied Money in the General Fund and available therefore. In the past two decades, reimbursement warrants have been the preferred method

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for the State Controller to increase cash resources, because reimbursement warrants are a more efficient method of raising funds, and because recent court decisions have limited to some extent the types of payments for which registered warrants may be used.

    The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Additional reimbursement warrants were issued in June 2002.

                              INVESTMENT OF FUNDS

    Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of
August 31, 2002, the PMIA held approximately $26.6 billion of State moneys, and $19.9 billion of moneys invested for about 3,039 local government entities through the Local Agency Investment Fund ("LAIF").

    The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB (consisting of the State Treasurer, the State Controller and the Director of Finance). The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

    The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment. The PMIA does not hold any investments in obligations of California investor-owned utilities.

    The average life of the investment portfolio of the PMIA as of August 31, 2002, was 198 days.

                           REPAYMENT OF ENERGY LOANS

    The Department of Water Resources of the State ("DWR") borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. DWR plans to issue approximately $12 billion in revenue bonds in several series and use the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then to repay the General Fund. Issuance of the DWR revenue bonds has been delayed since mid-2001 by a number of factors, including administrative and legal challenges. While the sale of the DWR revenue bonds is currently anticipated to occur no later than the end of November 2002, the State cannot assure that the sale will occur on this schedule.

    The loans from the General Fund to DWR financed power supply program costs during 2001 that exceeded DWR'S revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "lOUs") the portion of their power not provided by the lOUs. The power supply program has become self-supporting and no additional loans from the General Fund will be made.

    The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds will not be a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

    A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the California Public Utilities Commission, responsibility for some of the electricity and natural gas purchases made for customers of the investor owned utilities, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and the organization of the Independent Systems Operator. Certain of those lawsuits and administrative proceedings (which are not further described in this official statement) may delay the issuance of the DWR revenue bonds. See also "Litigation-Litigation Relating to Energy Matters" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

                     PROPOSALS AFFECTING BUDGETARY PROCESS

    Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets. Prior examples of such provisions are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. A current initiative (Proposition 49) and a constitutional amendment which will appear on the ballot in 2004 (ACA 11) are measures that would have the effect of limiting budgetary flexibility in the future.

    PROPOSITION 49 This initiative statute, called the "After School Education and Safety Program of 2002," requires the State to fund before and after school programs for all public elementary and middle schools in the State. Beginning in 2004-05, the proposition requires the State to appropriate $550 million annually, which is $429 million above the current appropriation level. The 2004-05 funding increase will be allocated from the General Fund and will not be funded from within the Proposition 98 funding guarantee. As such, it have the effect of over appropriating Proposition 98 in that year. In subsequent years, the funding will be included within the guarantee. Existing school programs will be continued at their existing grant levels, whereas new school programs will be assured of a lesser, minimum amount.

    ACA 11 This proposed amendment to the State Constitution would require the annual transfer of a portion of General Fund revenues to the Twenty-First Century Infrastructure Fund to fund State and local infrastructure projects. Under the proposed amendment, beginning in 2006-07, one percent of General Fund revenues would be transferred to the fund, if General Fund revenues meet specified levels. This transfer could increase annually until it reaches a maximum of three percent by 2013-14. The proposal contains specific triggers that protect the General Fund when certain inflation adjusted revenue levels are not met. The proposal also contains provisions that limit the transfer amount based on debt service or qualified education spending relative to revenue growth. Assuming annual General Fund revenue growth adjusted for inflation, after 2002-03 of about 5 percent, the amount set aside for infrastructure would be about $950 million in 2006-07 and would grow, without any reductions or suspensions, to about $4 billion in 2013-14, and thereafter grow by $30 million for every $1 billion in General Fund revenue growth. One aspect of this proposed amendment would be to automatically set aside a portion of one-time revenue windfall for one-time infrastructure expenditures.

                                 WELFARE REFORM

    The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (PL. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with time limits on TANF recipients, work requirements and other changes: (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants: and (iii) makes changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

    Chapter 270, Statutes of 1997 embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CaIWORKs") replaces the former AFDC and Greater Avenues to Independence programs. Consistent with the Law, CaIWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CaIWORKs is the linkage of eligibility to work participation requirements.

    Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-03 CaIWORKs caseload is projected to be 522,000, up from 507,000 cases in 2001-02 This

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represents a major decline in caseload from the rapid growth of the early l990s, when caseload peaked at 921,000 cases in 1994-95.

    In 2002-03, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2002 Budget delays the statutory cost-of-living adjustment for cash grants from October 2002 to June 2003 for savings of $100 1 million. While grant levels will remain the same as in the 2001 Budget Act for the first 11 months of the 2002-03 fiscal year, funding for employment services is provided so that recipients can continue to move toward employment. The Budget includes total CalWORKs-related expenditures of $7.4 billion for 2002-03, including child care transfer amounts for the Department of Education and the State's general TANF reserve.

    Authorization for the TANF program ends December 31, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown how California's TANF funding will be affected by reauthorization.

                               LOCAL GOVERNMENTS

    The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to approximately 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Another initiative constitutional amendment enacted in 1996, Proposition 218, further limits the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to schools in 2002-03.

    The 2002 Budget Act and related legislation continue to provide significant assistance to local governments, including $308 million for various local public safety programs. This amount includes $116.3 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $116.3 million for county juvenile justice and crime prevention programs, $18.5 million for local law enforcement technology grants, $18.5 million to 37 specified small and rural county sheriffs' departments, and $38.2 million for reimbursement of jail booking fees. The Budget Act also continues to provide approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection, and hundreds of millions for health and human services.

    Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the country contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The

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State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-03.

    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CaIWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CaIWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

                           STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1,1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    The following table shows the State's Appropriations Limit for 1998-99 through 2002-03. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years. As of the release of the 2002 Budget Act,

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the Department of Finance projects the Appropriations Subject to Limit to be
$16.473 billion and $10.611 billion under the Appropriations Limit in fiscal years 2001-02 and 2002-03, respectively.

                             STATE APPROPRIATIONS LIMIT
                                     (MILLIONS)
-------------------------------------------------------------------------------------
                                                  FISCAL YEARS
                            ---------------------------------------------------------
                             1998-99     1999-00     2000-01     2001-2      2002-3
                            ---------   ---------   ---------   ---------   ---------
State Appropriations
  Limit                     $ 47,573    $ 50,673    $ 54,073    $ 59,318    $ 59,591*
Appropriations Subject to
  Limit                      (43,777)    (51,648)    (51,648)    (42,845)*   (48,980)*
                            --------    --------    --------    --------    --------
Amount (Over)/Under
  Limit                     $  3,796    $   (975)   $  2,425    $ 16,473*   $ 10,611*

--------------

  *  Estimated/Projected
SOURCE: State of California, Department of Finance.

                                 PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitu-tional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    In fiscal years 1994-95 through 2002-03, increasing total revenues along with policy decisions to increase K-14 appropriations resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level grew by more than 62.4 percent since 1994-95, to an estimated $7,067 per pupil in 2002-03.

    Total revenues (General Fund subject to the State Appropriations Limit (SAL) and local property taxes) have increased steadily since 1994-95. The projected level of General Fund SAL revenue for 2002-03 has increased $377 million from the May Revision to the 2002 Budget Act. This increase in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.4 billion to approximately $31.6 billion. As a result of this increase in the calculated minimum, the 2002 Budget reflects funding for K-14 education at nearly $6 million above the minimum level including $143.3 million reserved for contingencies and increased costs of existing programs. This funding level is less than one percent above the level proposed in the Governor's Budget released in

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January 2002. The reductions in 2001-02 Proposition 98 appropriations proposed in the May Revision and adopted by the Legislature leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

    The revenue projection for 2002-03 exceeds the revised 2001-02 estimates by approximately $6.3 billion. The General Fund share of the guarantee will increase approximately $2.1 billion, from $29.5 billion in 2001-02 to $31.6 billion in 2002-03. Total funding for K-14 education provides a funding level of approximately $46.5 billion ($7,067 per K-12 pupil), an increase of 7.6 percent compared to the revised 2001-02 level.

                     PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

    The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

    The 2002-03 Governor's Budget released on January 10, 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

    2001 BUDGET ACT. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

    An updated estimate of fiscal year 2001-02 revenues and expenditures was included in the 2002-03 May Revision, released on May 14, 2002, discussed further in "Fiscal Year 2002-03 Budget" below. Revenues continued to fall below projections, and the DWR power revenue bonds were not issued before June 30, 2002, resulting in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $1.4 billion deficit at June 30, 2002.

    The 2001 Budget Act included Proposition 98 per pupil spending which was increased by 4.9 percent. Total General Fund spending of $32.4 billion for K-2 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

    Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

    The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

                              CURRENT STATE BUDGET

    THE DISCUSSION BELOW OF THE FISCAL YEAR 2002-03 BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS, WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED. SEE RECENT DEVELOPMENTS REGARDING STATE FINANCES ABOVE.

                           FISCAL YEAR 2002-03 BUDGET

    BACKGROUND The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

    The May Revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

    The 2002 Budget Act projected General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. The 2002 Budget Act projected total revenues and transfers to be $73.9 billion in 2001-02. This amount includes the repayment of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The DWR revenue bonds were originally expected to be sold in June 2002.

                                2002 BUDGET ACT

    The 2002 Budget Act was signed by the Governor on September 5, 2002. The Budget passed by the Legislature did not differ substantially from the Governor's May Revision. Therefore, the Governor only vetoed $219 million of General Fund expenditures from the Budget passed by the Legislature. The 2002

Budget Act projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03.

    The revenue projections were based on estimates made for the May Revision of the Governor's Budget, adjusted for about $2.8 billion in revenue enhancements adopted as part of the 2002 Budget Act, and described below. Major components of the revenue estimate are the following:

        - Personal income Tax: 2002-03 revenue from this tax is estimated to be $3.8 billion above the prior year level. Of this amount, roughly $1 billion is attributable to recent tax law changes and $2.8 billion is attributable to the economic outlook. Most of this growth is attributable to the outlook for personal income wage growth, which is estimated to be $44 billion higher in 2003, for an increase of 6.8 percent.

        - Sales Tax: 2002-03 revenue from this tax is estimated to he $1.4 billion above the prior year level, or 6.5 percent. All of this gain is attributable to the economic outlook and, similar to the personal income tax, is being driven by personal income growth.

        - Corporation Tax: 2002-03 revenue from this tax is estimated to be $1.7 billion above the prior year level. All of this gain is attributable to recent tax law changes.

    The 2002 Budget Act also included Special Fund expenditures of $19.3 billion, with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumes a General Fund budget reserve (balance in the Special Fund for Economic Uncertainties at June 30,
2003) of about $1 billion.

    The 2002 Budget Act closes a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes:

        1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature. The largest savings occurred in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings include $750 million in unallocated reductions to State operations, which the Administration must implement; additional legislative action may be required for some of these savings. The reductions also include a projected saving of $285 million from early retirement incentives and $75 million from the elimination of vacant positions.

        2.   The receipt of $4.5 billion in 2002-03 from the securitization
    (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale is scheduled to close in two segments, with $2.25 billion in February 2003 and $2.25 billion in April 2003.

        3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

        4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

        5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.

        6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals are not expected to significantly impact underlying programs.

        7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from the Treasurer's Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also includes the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004.

        8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. There can be no assurance whether these funds will be approved.

        9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks,
    (b) the pension and individual retirement account conformity package included in the Governor's Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002, (c) waiving penalties and interest on delinquent accounts, (d) increasing collections activities, (e) ensuring proper auditing of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.

        10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

    Other elements of the final budget agreement were enactment of ACA 11 and a law requiring spending in the 2003-04 fiscal year not to exceed revenues in the year.

    Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contains the following major components:

        1. Total K-12 spending increases 2.8 percent from the revised 2001-02 estimates. K-12 schools are funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding is provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil increases from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the Budget preserves funding for key education initiatives including instructional materials, professional development, and school improvement. The Budget also includes a $143 million set-aside for increased costs in existing education programs.

        2. Funding for higher education decreases by a modest 0.2 percent in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget fully funds enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continues funding for a new University of California campus in Merced.

        3. The Budget includes $308 million for local public safety programs, including the Citizens' Option for Public Safety, juvenile justice crime prevention, high technology law enforcement, rural and small county law enforcement, and booking fees.

        4. The Budget continues to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004). The first priority for elimination in each department will be vacant positions not required to maintain critical public health and safety functions. A process will be established for the elimination of filled positions in accordance with State laws, regulations and Memoranda of Understanding with represented employees. The Budget also reduces State operations expenditures by as much as an additional $750 million in 2002-03.

        5. Although funding for youth and adult corrections decreases by 4.7 percent from the previous year, the Budget sustains funding for public safety. While total funding for health and human services decreases by 2.1 percent, the Budget funds health insurance coverage for children and critical care programs for seniors.

        6. There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

    Since the start of the 2002-03 fiscal year, tax revenues have been below projections. The Controller reports that tax receipts for July through September 2002 were about $715 million, or 4.6 percent, below the June 2002 cash flow projections that were based on the revenue projections in May 2002.

                             ECONOMY AND POPULATION

                                  INTRODUCTION

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 293,300 jobs between January 2001 and January 2002. The recession was concentrated in the State's high-tech sector. From January 2002 to July 2002, employment grew by 82,700 jobs, as the State began to recover. But the recovery has been slow so far, and unemployment moved somewhat higher in the first half of 2002. Unemployment has risen from 4.7 percent in February 2001 to 6.3 percent in July 2002.

                           POPULATION AND LABOR FORCE

    The State's July 1, 2001 population of over 35 million represented over 12 percent of the total United States population.

    California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

    The following table shows California's population data for 1994 through 2001.

                      POPULATION 1994-2001(A)
--------------------------------------------------------------------
                  % INCREASE                  % INCREASE  CALIFORNIA
                     OVER         UNITED         OVER      AS % OF
      CALIFORNIA  PRECEDING       STATES      PRECEDING     UNITED
YEAR  POPULATION     YEAR       POPULATION       YEAR       STATES
----  ----------  ----------  --------------  ----------  ----------
1994  31,523,080      0.7%     263,125,821        1.2%        12.0
1995  31,711,094      0.6      266,278,393        1.2         11.9
1996  31,962,050      0.8      269,394,284        1.2         11.9
1997  32,451,746      1.5      272,646,925        1.2         11.9
1998  32,861,779      1.3      275,854,104        1.2         11.9
1999  33,417,248      1.7      279,040,168        1.2         12.0
2000  34,039,611      1.9      282,124,631        1.1         12.1
2001  34,729,535      2.0      284,796,887        0.9         12.2

--------------

(a)    Population as of July 1.

SOURCE: U.S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

    The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2001.

                 LABOR FORCE
                  1993-2001
---------------------------------------------
       LABOR FORCE TRENDS     UNEMPLOYMENT
          (THOUSANDS)           RATE (%)
       ------------------  ------------------
       LABOR                           UNITED
YEAR   FORCE   EMPLOYMENT  CALIFORNIA  STATES
----   ------  ----------  ----------  ------
1993   15,360     13,918       9.4%     6.9%
1994   15,450     14,122       8.6      6.1
1995   15,412     14,203       7.8      5.6
1996   15,512     14,392       7.2      5.4
1997   15,947     14,943       6.3      4.9
1998   16,337     15,368       5.9      4.5
1999   16,597     15,732       5.2      4.2
2000   17,091     16,246       4.9      4.0
2001   17,362     16,435       5.3      4.8

--------------

SOURCE: State of California, Employment Development Department.

               EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

    The following table shows California's non-agricultural employment distribution and growth for 1991 and 2001.

                  PAYROLL EMPLOYMENT BY MAJOR SECTOR
                            1991 AND 2001
----------------------------------------------------------------------
                                                      % DISTRIBUTION
                                    EMPLOYMENT              OF
                                   (THOUSANDS)          EMPLOYMENT
                                ------------------  ------------------
INDUSTRY SECTOR                   1991      2001      1991      2001
---------------                 --------  --------  --------  --------
Mining                              38.1      24.2       0.3%      0.2%
Construction                       518.2     762.5       4.2       5.2
Manufacturing
  Nondurable Goods                 717.1     698.9       5.8       4.8
  High Technology                  634.8     504.4       5.1       3.5
  Other Durable goods              640.3     681.0       5.2       4.7
Transportation and
  Utilities                        611.2     744.1       5.0       5.1
Wholesale and Retail Trade       2,900.6   3,321.1      23.5      22.7
Finance, Insurance and Real
  Estate                           811.9     843.7       6.6       5.8
Services                         3,373.8   4,654.8      27.4      31.8
Government
  Federal                          345.3     255.4       2.8       1.7
  State and Local                1,733.6   2,127.6      14.1      14.5
                                --------  --------  --------  --------
TOTAL
NON-AGRICULTURAL                12,324.9  14,617.7       100%      100%
                                ========  ========  ========  ========

--------------

SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

    The following tables show California's total and per capita income patterns for selected years.

           TOTAL PERSONAL INCOME 1993-2001(A)
                       CALIFORNIA
--------------------------------------------------------
                                              CALIFORNIA
                                                 % OF
YEAR            MILLIONS      % CHANGE(B)        U.S.
----           ----------  -----------------  ----------
1993           $  714,107             1.8%        12.8%
1994(c)           735,104             2.9         12.5
1995              771,470             4.9         12.5
1996              812,404             5.3         12.4
1997              861,557             6.1         12.4
1998              931,627             8.1         12.6
1999              997,293             7.0         12.8
2000            1,094,770             9.8         13.2
2001(d)         1,114,512             1.8         12.9

--------------

(a) The per capita personal income series has been revised by BEA on April 23, 2002, to incorporate the Census Bureau's population estimates consistent with the 2000 Censal counts.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
(d)  Estimated by California Department of Finance.
Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA); State of California, Department of Finance.

                     PER CAPITA PERSONAL INCOME 1993-2001(A)
---------------------------------------------------------------------------------
                                                                       CALIFORNIA
                                              UNITED                      % OF
YEAR             CALIFORNIA    % CHANGE       STATES        % CHANGE      U.S.
----           --------------  --------  -----------------  ---------  ----------
1993           $       22,833      0.8%  $         21,539        2.8%      106.0%
1994(c)                23,348      2.3             22,340        3.7       104.5
1995                   24,339      4.2             23,255        4.1       104.7
1996                   25,373      4.2             24,270        4.4       104.5
1997                   26,521      4.5             25,412        4.7       104.4
1998                   28,240      6.5             26,893        5.8       105.0
1999                   29,772      5.4             27,843        3.5       106.9
2000                   32,149      8.0             29,469        5.8       109.1
2001                   32,678      1.6             30,271        2.7       108.0

--------------

(a) The per capita personal income series has been revised by BEA on April 23, 2002, to incorporate the Census Bureau's population estimates consistent with the 2000 Censal counts.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

                                   LITIGATION

    The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

    On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL.
V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On
July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The State Controller and various employee unions filed appeals and sought stays of the preliminary injunction. Also, as permitted by the State Constitution, the Legislature immediately enacted and the Governor immediately signed an emergency appropriations bill that allowed the continued payment of various State obligations, including debt service. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal rendered its decision on the merits on May 29, 2002. Therein the court upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus the Controller may make payments of principal and interest on State bonds. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

    In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. After a four month trial and consideration of plaintiff's objections to the court's intended decision, the court ruled that plaintiffs take nothing from defendants. Plaintiffs filed an appeal with the Court of Appeal. Briefing is underway.

    In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motor's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the State could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an on-going annual loss of revenue of approximately $25 million. The Court had ordered the parties to mediate this matter and has set November 27, 2002 as the date that mediation is to be completed.

    In THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD plaintiff has brought a bank and corporation tax refund action to recover approximately $5.6 million, plus interest, attorney's fees and costs, for the years ending January 1993 and January 1994. Plaintiffs primary allegation is that the Franchise Tax Board (Board) mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The State is vigorously contesting this case. Trial is set for January 10, 2003.

    In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD. OF EQUALIZATION 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code section 6369 such that they are exempt from sales and use taxes. The State Board of Equalization ("SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

    In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State and City defendants have filed an answer. The class has been certified. The parties are in mediation attempting to settle all or part of the case and to streamline discovery. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

    In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the Lanterman Act, the Americans with Disabilities Act, and section 504 of the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms, including requiring the State to offer a full range of community-based services. The potential financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

    In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., filed October 7, 1993, plaintiffs Natural Resources Defense Council ("NRDC") and Santa Monica BayKeeper sought an injunction requiring the Department to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in the area under the jurisdiction of the Los Angeles Regional Water Quality Control Board (most of Los Angeles and Ventura Counties), CalTrans District 7. The case was tried in 1994 and a permanent injunction was issued against the Department of Transportation (the "Department"). The injunction required: (a) the development of a Storm Water Plan; (b) implementation to the maximum extent practicable of the Storm Water Plan; (c) cleaning and evaluation of retrofitting of drainage structures; (d) preparation of guidance documents for design, construction and maintenance of measures to control storm water pollution; (e) staff training; and (f) continued compliance with the National Pollution Discharge Elimination System ("NPDES") permit. Subsequent modifications of the injunction have provided for: (g) annual drain inlet cleaning programs; (h) studies of pilot projects to address control of the sources of storm water pollution and (i) the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There is an established dispute resolution procedure intended to resolve disputes without a return to

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federal court. In 1999 the State Water Resources Control Board issued a substantially enhanced storm water permit which applies to all the Department's discharges of storm water statewide. The 1999 Permit includes a Statewide Storm Water Management Plan ("SWMP") which the State Water Resources Control Board approved by Resolution in 2001. This means that District 7 is now required to comply with the Statewide NPDES permit and the statewide SWMP as well as separate and slightly different requirements set forth in the permanent injunction. The pilot projects and studies are ongoing and there has been no agreement regarding what measures arising out of these studies will be implemented. The 1999 permit requires that the Department consider retrofitting its facilities with devices to treat storm water whenever it undertakes new construction or major reconstruction. Plaintiffs' position is that retrofitting should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

                               TOBACCO LITIGATION

    In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

    The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. However, settlement payments are adjusted upward each year at least 3% for inflation. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought lawsuits challenging the settlement and seeking damages.

    During fiscal year 2001-02, the General Fund received $488 million in settlement payments. Of that amount, $86 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2002 Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization. Chapter 414, Statutes of 2002, allows the issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the Tobacco Settlement revenues received by the State beginning in the 2003-04 fiscal year. The proceeds of the sale are anticipated to be received in two segments: $2.25 billion in February 2003 and $2.25 billion in April 2003.

    The State is involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MCLANE/SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., THAT CHALLENGE THE CONSTITUTIONALITY OF PROPOSITION 10, WHICH THE VOTERS PASSED IN 1998 TO ESTABLISH THE CHILDREN AND FAMILIES COMMISSION AND LOCAL COUNTY COMMISSIONS AND TO FUND EARLY CHILDHOOD DEVELOPMENT PROGRAMS. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

    In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On
August 15, 2001, the Ninth Circuit Court of Appeals affirmed the district court's dismissal of plaintiff's claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. Opening and responding briefs have been filed. The 9th Circuit has not yet set a date for the oral argument.

    In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL., filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United States Constitution, as well as the Commerce Clause, and section 1 of the Sherman Act. They are seeking a permanent injunction against implementation and enforcement of these statutes. "Diligent enforcement" of the escrow deposit statute protects the state from reductions in Master Settlement Agreement payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

                     LITIGATION RELATING TO ENERGY MATTERS

                 "BLOCK FORWARD CONTRACTS" CONSOLIDATED ACTIONS

    In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE, referred to as "block forward contracts." The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions. (The administrative agency with which those claims were filed was divested of jurisdiction over those claims by the Sacramento County Superior Court.) In this action the State seeks a declaration that the Governor's "commandeering" of the "block forward contracts" was a legitimate exercise of police powers and that the State is not liable for damages occurring in the exercise of such powers nor for compensation for inverse condemnation, or, alternatively that any damages suffered by any of the defendants is offset by payments made by DWR for electricity received under the "commandeered" "block forward contracts". Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Sempra, the PX, Mirant, Duke

Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203. This consolidated action is pending in the Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United State Court of Appeals decision in DUKE ENERGY TRADING AND MARKETING. L.L.C. V. DAVIS, et al. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.

       ACTION SEEKING COMPENSATION FROM THE STATE FOR BREACH OF CONTRACT

    On September 6, 2002, PG&E filed a complaint for breach of contract against the State in the Sacramento County Superior Court, Pacific Gas and Electric Company v. The State of California. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 Xl) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The complaint in this matter has not been served on the State, and therefore the State has taken no action in this matter.

          APPENDIX C - INFORMATION CONCERNING THE STATE OF NEW YORK


   THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF
       NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF
      THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT
              (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION)
                            IS TRUTHFUL OR COMPLETE.

                  INFORMATION CONCERNING THE STATE OF NEW YORK


    Appendix C contains the Annual Information Statement of the State of New York (AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.


    The AIS set forth in this Appendix C is dated June 3, 2002 and contains information only through that date. It has been updated on November 14, 2002 for specified information only through that date. Appendix C sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economics and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.


    The General Purpose Financial Statements of the State of New York for the State fiscal year ended March 31, 2002 were prepared by the State Comptroller in accordance with generally accepted accounting principles and independently audited in accordance with generally accepted auditing standards. The General Purpose Financial Statements were issued in July 2002 and have been referred to or set forth thereafter in appendices of information concerning the State in official statements of the State and certain of its public authorities. The General Purpose Financial Statements of the State for the State fiscal year ended March 31, 2002 may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 Tel: (518) 474-4015.

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                 UPDATE TO THE ANNUAL INFORMATION STATEMENT OF
                             THE STATE OF NEW YORK
                               NOVEMBER 14, 2002


    This quarterly update to the AIS (the "Update") of the State of New York is dated November 14, 2002 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated June 3, 2002, and contains the following:


    - A review of the second quarterly update to the cash-basis 2002-03 State Financial Plan, including operating results through September 30, 2002;


    -  A discussion of the national and State economies;


    - Special considerations highlighting the increasing risks to the State's Financial Plan;


    - A summary of the State's GAAP-basis projections for 2002-03 and GAAP operating results for 2001-02;


    - Updated information about the State's five-year Capital Program and Financing Plan and its performance under the debt caps established by the Debt Reform Act of 2000;


    -  Information on the State Retirement System;


    -  An update on certain authorities and localities; and


    - A summary of events since the date of the AIS related to litigation against the State.


    Readers may obtain the AIS, updates and any supplements or DGNs by contacting the Division of the Budget ("DOB"), State Capitol, Albany, NY 12224,
(518) 473-8705, or the Office of the State Comptroller ("OSC"), 110 State Street, Albany, NY 12236, (518) 474-4015. Informational copies of the AIS, updates and supplements are also available electronically on the DOB Internet site and on file with Nationally Recognized Municipal Securities Information Repositories. Please note that DOB's new internet address is http://www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.


               CURRENT FISCAL YEAR (2002-03 STATE FINANCIAL PLAN)


    The State generally issues quarterly modifications to the cash-basis Financial Plan, as provided by law. The modifications summarize actual receipts and disbursements to date for each reporting period, and describe any revisions to the forecast of total receipts and disbursements for then-current fiscal year.


                                MID-YEAR UPDATE


    On October 30, 2002, DOB issued its second quarterly update to the 2002-03 Financial Plan (the "Mid-Year Plan"). Based on actual results to date, the Mid-Year Plan contained no revisions from the Financial Plan issued with the 2002-03 Enacted Budget (and reported on in the AIS and first quarterly update to the AIS). However, the Mid-Year Plan noted that current economic and financial trends--in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms--have made it more likely that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. Whether this potentially significant decline in the State's revenue situation occurs depends on several factors, including the pace of the state and national economic recovery, the profit performance of the financial sector, and the timing of tax payments. DOB is continuously analyzing actual data and available information on the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts. For a more detailed discussion on the components of risk in the current year, please see "Special Considerations" in this Update.


    The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year.


    DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.


    The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.


GENERAL FUND


    Consistent with the Enacted and July Financial Plans, the Mid-Year Plan projected General Fund receipts, including transfers from other funds, will total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from 2001-02. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).


    Projected General Fund receipts include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing reported actuals for 2001-02 and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.


    Projected General Fund disbursements in the Mid-Year Plan are also unchanged from the levels projected in the Enacted and July Plans. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.


    The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).


    The 2002-03 General Fund closing balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). The change is primarily attributable to the use of $1.1 billion in reserves to help balance the 2002-03 Financial Plan by replacing revenues lost in the aftermath of the World Trade Center attacks.


    Please see "Mid-Year Update" and "Special Considerations" in this Update for a discussion of risks surrounding the current Financial Plan forecast.


OTHER FUNDS


    The All Governmental Funds Financial Plan does not include appropriated federal "flow-through" disaster aid spending for World Trade Center costs that totaled $532 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks.


    All Governmental Funds spending is estimated at $89.56 billion in 2002-03, unchanged from the Enacted Budget and July Plan estimates. All Governmental Funds spending, excluding appropriated federal "pass-through" aid, is expected to increase $5.08 billion or 6 percent over 2001-02. Federal grants growth accounts for $2.70 billion of this increase. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families
($223 million) and the federal share of Child Health Plus ($126 million). All other federal support grows by $103 million, or less than one percent.


    State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Spending from Capital Projects Funds is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 to prepay debt (which was treated as debt service paid in 2001-02 and therefore increased the amount of debt service paid in 2001-02), debt service savings in 2002-03 generated from the use of DRRF, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.


MID-YEAR OPERATING RESULTS


    The General Fund ended the first half of the 2002-03 fiscal year with a balance of approximately $1.74 billion, $128 million above Financial Plan cash flow estimates. Receipts and transfers from other funds were $55 million above Plan estimates, and actual disbursements and transfers to other funds were $73 million lower than expected. DOB believes that this positive variance for the first half of the fiscal year is timing related and will not affect Financial Plan projections.


                             PRIOR QUARTERLY UPDATE


    The State issued its First Quarterly Update to the cash-basis 2002-03 State Financial Plan on July 12, 2002 (the "July Plan"). The July Plan remained in balance and made no revisions to the receipts and disbursement projections contained in the 2002-03 Financial Plan that was issued May 22, 2002 (the "Enacted Plan") following final action on the budget for the 2002-03 fiscal year.


    Consistent with the Enacted Plan, the July Plan projected General Fund receipts, including transfers from other funds, totaling $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance was projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).


                             SPECIAL CONSIDERATIONS


    As noted earlier, current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. With five months remaining in the current fiscal year, an unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

    It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.


    More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.


    Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.


    For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. DOB is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.


    The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.


    It is possible that the State Legislature will convene in December 2002 to consider, among other things, legislation to amend the Rockefeller drug laws. If appropriate, other measures could be introduced at that time to enhance the State's capacity to respond to potential Financial Plan risks.


    DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.


    The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.


                           GAAP-BASIS FINANCIAL PLAN


    State Law requires the State to update its GAAP-basis financial projections for the current fiscal year on or before September 1 of each year. The State based its 2002-03 GAAP projections on the cash estimates in the July Plan and on preliminary GAAP results for the prior fiscal year as reported by the

State Comptroller. The projections conform to the accounting standards of the Governmental Accounting Standards Board (GASB) that were in effect at the close of the State's most recent fiscal year. They do not reflect the impact of GASB 34, which will significantly change the presentation of GAAP financial information for state and local governments, or any anticipated GASB standards.


    The State is required to report its financial results in accordance with GASB 34 beginning with the 2002-03 fiscal year. As a result, DOB expects to prepare its GAAP basis financial projections for future years to reflect the changes required under GASB 34. A discussion of the changes required by GASB 34 is included under "GAAP-Basis Results from Prior Years New Financial Reporting Model" below.


    In the First Quarterly Update to the 2002-03 Financial Plan, DOB projected that the General Fund would have an accumulated GAAP surplus of $173 million at the close of 2002-03. In the Mid-Year Update, DOB adjusted its GAAP projections in response to the final audited GAAP-basis results for 2001-02 (summarized in the section entitled "GAAP-Basis Results for Prior Fiscal Years" in this Update), which were not available at the time of the First Quarterly Update. The revised projections forecast an accumulated General Fund GAAP surplus of $58 million at the end of 2002-03. For a discussion of factors that may affect the Financial Plan projections, please see "Mid-Year Update" and "Special Considerations" in this Update.


                           ECONOMICS AND DEMOGRAPHICS


                                THE U.S. ECONOMY


    Although the events of September 11 were a substantial blow to the U.S. economy, continued consumer spending combined with an expansionary fiscal and monetary policy has helped to keep the nation's first recession in ten years relatively mild. Real U.S. GDP declined for the first three quarters of 2001, followed by growth of 2.7 percent in the fourth quarter. The national economy grew 5.0 percent in the first quarter of 2002, but slowed to 1.3 percent in the second quarter.


    DOB's forecast for the U.S. economy for the remainder of 2002 is similar to the one described in the Enacted Budget. Moderate growth in real consumer spending and continuing strength within the housing market are expected to produce slow but steady growth. DOB projects that real U.S. GDP will grow at
2.5 percent in 2002, following growth of 0.3 percent in 2001. The current outlook for personal income is similar to that expressed in the Enacted Budget. DOB expects U.S. personal income to grow 2.9 percent for 2002. The U.S. unemployment rate is forecast to average 5.8 percent for this year and
5.9 percent for next year.


    DOB's forecast for corporate profits is also similar to that in the Enacted Budget. Following a steep decline of almost 30 percent in the fourth quarter of 2001, producing a decline of 14.3 percent for the year, U.S. corporate profits are expected to fall 1.5 percent in 2002. The outlook for the stock market is more negative than the Enacted Budget forecast, as markets continue to struggle with the threat of war, corporate accounting scandals, bankruptcies, and revelations of fraudulent practices.


                         MAJOR U.S. ECONOMIC INDICATORS


                                                      2001 (ACTUAL)    2002 (FORECAST)    2003 (FORECAST)
                                                      -------------    ---------------    ---------------
Gross Domestic Product (real)                               0.3              2.5                2.9
Personal Income                                             3.3              2.9                4.7
Corporate Profits                                         (14.3)            (1.5)               8.5
Consumer Price Index                                        2.8              1.6                2.9


               Notes:   Numbers above are percent change over prior calendar year.
                        DOB estimates are based on National Income and Product
                        Account data through September 2002. Estimates


    There are significant risks to the current forecast, foremost among them being equity market instability fueled by accounting troubles and fears of further terrorist attack. In addition, a further escalation of tensions in the Middle East could put upward pressure on energy prices, negatively impacting both consumer spending and corporate profits. Higher energy prices could also delay the global recovery, reducing export growth below expectations. A weakening dollar could lead to higher-than-expected inflation, pressuring the Federal Reserve Board to increase interest rates sooner or higher. A weakening of growth in consumer spending or a failure of investment spending to grow could result in a return to recessionary conditions. The significant decline in equity market prices has the potential to adversely impact consumer behavior and exert a corresponding negative impact on the economy. In contrast, a stronger-than-anticipated global recovery could result in stronger export and profits growth than expected.


                                NEW YORK ECONOMY


    As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. The current DOB forecast for the State economy is not significantly different from that of the Enacted Budget. However, the events that have occurred since the Enacted Budget have increased the downside risks to the forecast.


    The performance of the financial markets poses the most substantial risk. The market for equities has continued to deteriorate significantly since the release of the Enacted Budget Report resulting in a decline in finance industry employment and weaker prospects for bonus income later in the season. Given the critical role that the finance industry plays in New York, weakness in that industry could spread to other economic sectors, putting additional downward pressure on State employment and income.


    The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.


                       MAJOR NEW YORK ECONOMIC INDICATORS


                                                      2001 (ACTUAL)    2002 (FORECAST)    2003 (FORECAST)
                                                      -------------    ---------------    ---------------
Personal Income                                             2.9              0.5                3.5
Nonagricultural Employment                                 (0.5)            (0.8)               0.9
Unemployment Rate                                           4.9              6.4                5.8


                Note:   Numbers above are percent change over prior calendar year.
                        Personal income and nonagricultural employment for 2001, and all forecasts for 2002 and 2003, are projected by DOB.


                   GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS


    The Comptroller has prepared general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section. For information regarding the State's accounting and financial reporting requirements, see the section entitled "State Organization--Accounting, Financial Reporting and Budgeting."


    Both the General Purpose Financial Statements and Comprehensive Annual Financial Report for the 2001-02 fiscal year can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236. The following table summarizes recent governmental funds results on a GAAP basis.

               COMPARISON OF ACTUAL GAAP-BASIS OPERATING RESULTS
                               SURPLUS/(DEFICIT)
                             (MILLIONS OF DOLLARS)


                                              SPECIAL       DEBT      CAPITAL         ALL              ACCUM.
                                  GENERAL     REVENUE     SERVICE     PROJECTS    GOVERNMENTAL      GENERAL FUND
FISCAL YEAR ENDED                   FUND       FUNDS       FUNDS       FUNDS         FUNDS        SURPLUS/(DEFICIT)
-----------------                 --------    --------    --------    --------    ------------    -----------------
March 31, 2002                     (3,418)      (970)        76         (134)        (4,446)              493
March 31, 2001                        245      1,252        (20)         109          1,586             3,910**
March 31, 2000                      2,229        665         38           99          3,031             3,925
March 31, 1999                      1,078       (117)       209          154          1,324             1,696*


                    *   As restated in 2000.
                   **   As restated in 2002.


                         NEW FINANCIAL REPORTING MODEL


    In 1999, GASB issued a new standard known as GASB 34, "Basic Financial Statements--and Management's Discussion and Analysis (MD&A)--for State and Local Governments." GASB 34 will significantly affect the accounting and financial reporting for all state and local governments. For the State the standard will be effective for its fiscal year ending March 31, 2003. The new financial reporting model will redefine the current financial reporting model by changing its focus to major funds, rather than fund types, require a new section called management discussion and analysis (the "MD&A"), and contain new government-wide financial statements which will include all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A will be issued in place of the general purpose financial statements. The new statements will report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).


                              2001-02 FISCAL YEAR


    The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The accumulated General Fund surplus as of March 31, 2001 has been restated to reflect the adoption of new accounting standards and the reclassification of individual funds/accounts included within the General Fund to reflect OSC's determination that the purposes and uses of such funds/accounts had changed. Adoption of two new accounting standards affected the prior year fund balances, including GASB 33, "Accounting and Financial Reporting for Nonexchange Transactions," and GASB 36, "Recipient Reporting for Certain Shared Nonexchange Revenues." GASB 33 provides guidance on the timing of recognition for nonexchange transactions involving financial and/or capital resources including taxes and local assistance grants. GASB 36 requires symmetrical accounting treatment for certain revenues shared by both provider and recipient governments.


GENERAL FUND


    The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services
($398 million), health and environment ($395 million), personal service
($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

    Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).


    As previously noted, the General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million
(39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional
$369 million in expenditures. Personal service costs increased $129 million
(1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.


    Net other financing sources in the General Fund decreased $441 million
(90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $244 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).


SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUND TYPES


    An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year on a GAAP basis, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster. The decline in personal income tax revenue is primarily due to the reciprocal effect of the increased transfers in March 2001 of surplus funds ($1.2 billion) from the General Fund for School Tax Relief (STAR) program payments occurring in 2002. Expenditures increased $3.85 billion (11.9 percent) as a result of increased costs for local assistance grants of $2.4 billion, World Trade Center disaster assistance payments of $983 million and an increase in the cost of lottery games of $287 million. Net other financing uses decreased $207 million (4.8 percent).


    Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).


    An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year end, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million
(7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust fund in support of expenditures for debt service.


                      DEBT AND OTHER FINANCING ACTIVITIES


                             2002-03 BORROWING PLAN


    Section 22-c of the State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.


    A copy of the updated Plan can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website (http://www.budget.state.ny.us).


              DEBT REFORM ACT--LIMITATIONS ON STATE-SUPPORTED DEBT


    The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.


                               STATE ORGANIZATION


                            STATE RETIREMENT SYSTEMS


GENERAL


    The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.


    As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.


CONTRIBUTIONS


    Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3 percent of their salaries. Recently, the Governor signed new legislation that eliminates such member contributions after employees have completed 10 years of retirement system service or membership. For State employees, the Governor is granted the discretion to confer this benefit by negotiating unit.


    By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid, with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.


    OSC expects that, due in large part to the poor equity market performance for the past two years and in the current year and the fact that employer contributions are based upon a five-year smoothing of equity investments, contributions to the Systems by all employers will increase significantly in 2003-04. As required by State statute, OSC issued an October 15, 2002 State billing estimate with three possible scenarios, ranging from $399 million to $986 million, for fiscal year 2003-04 State employer contributions. The actual billed amount will not be known until June, 2003 after the close of the State's 2002-03 Fiscal Year on March 31, 2003.


ASSETS AND LIABILITIES


    Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or
1.2 percent from the 2000-01 level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.


                    NET ASSETS AVAILABLE FOR BENEFITS OF THE
                 NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS(1)
                             (MILLIONS OF DOLLARS)


                                                           INCREASE/
FISCAL YEAR ENDED                                         (DECREASE)
    MARCH 31                 TOTAL ASSETS(2)            FROM PRIOR YEAR
-----------------            ---------------            ---------------
      1997                        83,947                       8.4
      1998                       106,319                      26.7
      1999                       112,723                       6.0
      2000                       128,889                      14.3
      2001                       114,044                     (11.5)
      2002                       112,725                      (1.2)


                  (1)   Includes relatively small amounts held under Group Life
                        Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2002 includes approximately $2.1 billion of receivables.
                  (2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           CONTRIBUTIONS AND BENEFITS
                  NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS
                             (MILLIONS OF DOLLARS)


     FISCAL YEAR                                                                   TOTAL
        ENDED           ALL PARTICIPATING      LOCAL                              BENEFITS
      MARCH 31            EMPLOYERS(1)      EMPLOYERS(1)   STATE(1)   EMPLOYEES   PAID(2)
---------------------   -----------------   ------------   --------   ---------   --------
        1997                   904              497          407         348       3,204
        1998                   463              358          105         369       3,395
        1999                   292              156          136         400       3,570
        2000                   165               11          154         423       3,787
        2001                   215              112          103         319       4,267
        2002                   264              199           65         210       4,576


                  Sources: State and Local Retirement Systems.
                  (1)   Includes employer premiums to Group Life Insurance Plan.
                  (2)   Includes payments from Group Life Insurance Plan.


                           AUTHORITIES AND LOCALITIES


                              THE CITY OF NEW YORK


    As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.


    To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.


    For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.


    For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.


    The City's June 2002 Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.


    The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.


    On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.


                                OTHER LOCALITIES


    To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has $662 million in bonds and $128 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.


                                   LITIGATION


    The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section of the AIS. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.


    The General Purpose Financial Statements for the 2001-02 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-03 fiscal year (for more information on the State's estimated liability, see footnote 13 in the General Purpose Financial Statements for the 2001-02 fiscal year).


    Adverse developments in these proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year, but there can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments.


                             STATE FINANCE POLICIES


    In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.


                                 LINE ITEM VETO


    In SILVER V. PATAKI, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument.


                                 BUDGET PROCESS


    In PATAKI V. MCCALL, ET AL., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.


    By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.


                              REAL PROPERTY CLAIMS


    Indian land claims include CAYUGA INDIAN NATION OF NEW YORK V. CUOMO, ET AL., and CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL., V. STATE OF NEW YORK, ET AL., both in the United States District Court for the Northern District of New York and SENECA NATION OF INDIANS, ET AL. v. State, et al., in the United States District Court for the Western District of New York.


    In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs
$211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.


                                   SCHOOL AID


    In CAMPAIGN FOR FISCAL EQUITY, INC. ET AL. V. STATE, ET AL. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.


    This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.


    By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "a sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.


                                 STATE PROGRAMS


                                    MEDICAID


    There are two separate cases or lines of cases reported in this section.


    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V. DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (THREE CASES), HEALTHCARE ASSOCIATION OF NEW YORK STATE V. DEBUONO AND BAYBERRY NURSING HOME ET AL. V. PATAKI, ET AL. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.


    In a consolidated action commenced in 1992 (DOWD, ET AL. V. BANE, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, RODRIGUEZ V. DEBUONO, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.


    In a related case, CHARLES T. SITRIN HEALTH CARE CENTER, INC., ET AL. V. SONY, ET AL., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6% assessment on nursing home gross receipts from patient care services and operating income.

                          GENERAL FUND FINANCIAL PLAN
                  ANNUAL CHANGE IN RECEIPTS AND DISBURSEMENTS
                             (MILLIONS OF DOLLARS)


                                                                2001-2002                2002-2003
                                                                 ACTUALS      CHANGE      OCTOBER
                                                                ---------    --------    ---------
OPENING FUND BALANCE (1)                                          1,110          (78)      1,032
                                                                 ======       ======      ======
PERSONAL INCOME TAX (2)                                          25,854       (2,512)     23,342
USER TAXES AND FEES:
  Sales and Use Tax                                               6,131          225       6,356
  Cigarette and Tobacco Tax                                         532          (65)        467
  Motor Fuel Tax                                                      0            0           0
  Motor Vehicle Fees                                                185         (121)         64
  Alcoholic Beverage Taxes and Fees                                 212            6         218
  Auto Rental Tax                                                    38          (38)          0
                                                                 ------       ------      ------
  SUBTOTAL                                                        7,098            7       7,105
                                                                 ------       ------      ------
BUSINESS TAXES:
  Corporation Franchise Tax                                       1,515          213       1,728
  Corporation and Utilities Taxes                                   972           53       1,025
  Insurance Taxes                                                   633          (36)        597
  Bank Tax                                                          496           (4)        492
  Petroleum Business Tax                                              0            0           0
                                                                 ------       ------      ------
  SUBTOTAL                                                        3,616          226       3,842
                                                                 ------       ------      ------
OTHER TAXES:
  Estate and Gift Taxes                                             767          (12)        755
  Real Property Gains Tax                                             5           (3)          2
  Pari-mutuel Tax                                                    30           (1)         29
  Other Taxes                                                         1            0           1
                                                                 ------       ------      ------
  SUBTOTAL                                                          803          (16)        787
                                                                 ------       ------      ------
MISCELLANEOUS RECEIPTS & FEDERAL GRANTS                           1,625          523       2,148
TRANSFERS FROM OTHER FUNDS: (2)
  Sales Tax in Excess of LGAC Debt Service                        1,750           58       1,808
  All Other Transfers                                               398          468         866
                                                                 ------       ------      ------
  SUBTOTAL                                                        2,148          526       2,674
                                                                 ------       ------      ------
TOTAL RECEIPTS                                                   41,144       (1,246)     39,898
                                                                 ======       ======      ======
GRANTS TO LOCAL GOVERNMENTS                                      27,835         (987)     26,848
STATE OPERATIONS                                                  7,839          (24)      7,815
GENERAL STATE CHARGES                                             2,650          197       2,847
DEBT SERVICE                                                          0            0           0
TRANSFERS TO OTHER FUNDS:
  In Support of Debt Service                                      2,086         (235)      1,851
  In Support of Capital Projects                                    289         (115)        174
  All Other Transfers                                               523          156         679
                                                                 ------       ------      ------
  SUBTOTAL                                                        2,898         (194)      2,704
                                                                 ------       ------      ------
TOTAL DISBURSEMENTS                                              41,222       (1,008)     40,214
                                                                 ======       ======      ======
Excess (Deficiency) of Receipts and Other Financing Sources
  over Disbursements and Other Financing Uses                       (78)        (238)       (316)
                                                                 ------       ------      ------
CLOSING FUND BALANCE                                              1,032         (316)        716
                                                                 ======       ======      ======


                  Source: Division of the Budget
                  (1)   2001-02 opening fund balance reflects reclassification of
                        the Fringe Benefit Escrow Fund from the Agency Group Fund to the General Fund.
                  (2)   Includes personal income tax receipts that flow through the
                        Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

                              CASH FINANCIAL PLAN
                             2002-2003 GENERAL FUND
                    COMPARISON OF RECEIPTS AND DISBURSEMENTS
                             (MILLIONS OF DOLLARS)


                                                                  JULY                  OCTOBER
                                                                  PLAN       CHANGE       PLAN
                                                                --------    --------    --------
OPENING FUND BALANCE                                              1,032        0          1,032
                                                                 ------        --        ------
RECEIPTS:
Taxes:
  Personal income tax (1)                                        23,342        0         23,342
  User taxes and fees                                             7,105        0          7,105
  Business taxes                                                  3,842        0          3,842
  Other taxes                                                       787        0            787
Miscellaneous receipts                                            2,148        0          2,148
Transfers from other funds:
  LGAC                                                            1,808        0          1,808
  All other (1)                                                     866        0            866
                                                                 ------        --        ------
  TOTAL RECEIPTS                                                 39,898        0         39,898
                                                                 ------        --        ------
DISBURSEMENTS:
Grants to local governments                                      26,848        0         26,848
State operations                                                  7,815        0          7,815
General State charges                                             2,847        0          2,847
Transfers to other funds:
  Debt service                                                    1,851        0          1,851
  Capital projects                                                  174        0            174
  State university                                                   86        0             86
  Other purposes                                                    593        0            593
                                                                 ------        --        ------
  TOTAL DISBURSEMENTS                                            40,214        0         40,214
                                                                 ------        --        ------
CHANGE IN FUND BALANCE                                             (316)       0           (316)
                                                                 ------        --        ------
CLOSING FUND BALANCE                                                716        0            716
                                                                 ======        ==        ======


                  Source: Division of the Budget
                  (1)   Includes personal income tax receipts that flow through the
                        Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

                              CASH FINANCIAL PLAN
                        2002-2003 ALL GOVERNMENTAL FUNDS
                             (MILLIONS OF DOLLARS)


                                                                SPECIAL     CAPITAL       DEBT
                                                    GENERAL     REVENUE     PROJECTS    SERVICE      (MEMO)
                                                      FUND       FUNDS       FUNDS       FUNDS       TOTAL
                                                    --------    --------    --------    --------    --------
OPENING FUND BALANCE                                  1,032       1,047        (268)        169       1,980
                                                     ------      ------      ------      ------     -------
RECEIPTS:
Taxes                                                35,076       4,225       1,673       2,479      43,453
Miscellaneous receipts                                2,148       9,591       2,507         626      14,872
Federal grants (1)                                        0      28,783       1,576           0      30,359
                                                     ------      ------      ------      ------     -------
  TOTAL RECEIPTS                                     37,224      42,599       5,756       3,105      88,684
                                                     ------      ------      ------      ------     -------
DISBURSEMENTS: (1)
Grants to local governments                          26,848      35,442       1,241           0      63,531
State operations                                      7,815       7,193           0           7      15,015
General State charges                                 2,847         560           0           0       3,407
Debt service                                              0           0           0       3,550       3,550
Capital projects                                          0           4       4,049           0       4,053
                                                     ------      ------      ------      ------     -------
  TOTAL DISBURSEMENTS                                37,510      43,199       5,290       3,557      89,556
                                                     ------      ------      ------      ------     -------
OTHER FINANCING SOURCES (USES):
Transfers from other funds                            2,674       3,002         199       4,984      10,859
Transfers to other funds                             (2,704)     (2,477)     (1,241)     (4,537)    (10,959)
Bond and note proceeds                                    0           0         260           0         260
                                                     ------      ------      ------      ------     -------
  NET OTHER FINANCING SOURCES (USES)                    (30)        525        (782)        447         160
                                                     ------      ------      ------      ------     -------
CHANGE IN FUND BALANCE                                 (316)        (75)       (316)         (5)       (712)
                                                     ------      ------      ------      ------     -------
CLOSING FUND BALANCE                                    716         972        (584)        164       1,268
                                                     ======      ======      ======      ======     =======


                  Source: Division of the Budget
                  (1)   Excludes appropriated federal "pass-through" aid.

                              GAAP FINANCIAL PLAN
                                  GENERAL FUND
                            2001-2002 AND 2002-2003
                             (MILLIONS OF DOLLARS)


                                                                2001-2002    2002-2003
                                                                 ACTUAL      PROJECTED     CHANGE
                                                                ---------    ---------    --------
REVENUES:
Taxes:
  Personal income tax                                            22,617       22,566         (51)
  User taxes and fees                                             7,136        7,230          94
  Business taxes                                                  3,412        4,328         916
  Other taxes                                                     1,129          779        (350)
Miscellaneous receipts                                            2,924        3,996       1,072
                                                                 ------       ------       -----
  TOTAL REVENUES                                                 37,218       38,899       1,681
                                                                 ======       ======       =====
EXPENDITURES:
Grants to local governments                                      28,627       28,426        (201)
State operations                                                  9,705       10,051         346
General State charges                                             2,337        2,330          (7)
Debt service                                                         16           23           7
Capital projects                                                      0            1           1
                                                                 ------       ------       -----
  TOTAL EXPENDITURES                                             40,685       40,831         146
                                                                 ======       ======       =====
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                        5,369        6,122         753
Transfers to other funds                                         (5,525)      (4,883)        642
Proceeds of general obligation bonds                                  0            0           0
Proceeds from financing arrangements/ advance refundings            205          259          54
                                                                 ------       ------       -----
  NET OTHER FINANCING SOURCES (USES)                                 49        1,498       1,449
                                                                 ======       ======       =====
EXCESS (DEFICIENCY) OF REVENUES AND OTHER FINANCING SOURCES
  OVER EXPENDITURES AND OTHER FINANCING USES                     (3,418)        (434)      2,984
                                                                 ======       ======       =====
ACCUMULATED SURPLUS                                                 492           58
                                                                 ======       ======


Source: Division of the Budget

                          ANNUAL INFORMATION STATEMENT
                               STATE OF NEW YORK
                              DATED: JUNE 3, 2002


TABLE OF CONTENTS
-----------------------------------------------------------------
  Introduction                                               C-21
CURRENT FISCAL YEAR                                          C-21
  Recent Events                                              C-21
  Overview of the 2002-03 Financial Plan                     C-21
  2002-03 State Financial Plan                               C-23
  2002-03 GAAP-Basis Financial Plan                          C-30
  Special Considerations                                     C-30
  [The Following Sections of the AIS are not set forth herein]

PRIOR FISCAL YEAR
  Cash-Basis Results for Prior Fiscal Years
  GAAP-Basis Results for Prior Fiscal Years

ECONOMIC AND DEMOGRAPHICS
  The U.S. Economy
  The New York Economy
  Economic and Demographic Trends

DEBT AND OTHER FINANCING ACTIVITIES
  Legal Categories of State Debt and Other Financings
  Local Government Assistance Corporation
  2002-03 Borrowing Plan
  Debt Reform Act--Limitations on State-Supported Debt
  Outstanding Debt of the State and Certain Authorities
  Debt Service Requirements
  Long-Term Trends

STATE ORGANIZATION
  State Government
  State Financial Procedures
  State Government Employment
  State Retirement Systems

AUTHORITIES AND LOCALITIES
  Public Authorities
  Metropolitan Transportation Authority
  The City of New York
  Other Localities

LITIGATION
  General
  State Finance Policies
  Real Property Claims
  Civil Rights Claims
  School Aid
  State Programs

EXHIBIT A TO ANNUAL INFORMATION STATEMENT
  Glossary of Financial Terms

EXHIBIT B TO ANNUAL INFORMATION STATEMENT
  Principal State Taxes and Fees

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK


                                  INTRODUCTION


    This Annual Information Statement (AIS) is dated June 3, 2002 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State. It includes a discussion of the State's current fiscal year and results from the three prior fiscal years, as well as information on the State's economy, debt and other financing activities, governmental organization, public authorities and localities, and litigation.


    The State plans to issue updates to this AIS in July 2002, November 2002 and February 2003. The State intends to announce publicly when an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, Division of the Budget, State Capitol, Albany, NY 12224,
(518) 473-8705, or the Office of the State Comptroller, 110 State Street, Albany, NY 12236, (518) 474-4015. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The General Purpose Financial Statements for the 2001-02 fiscal year will be available beginning in July 2002 and can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.


    Informational copies of this AIS are available electronically on the Division of the Budget (DOB) Internet site at www.state.ny.us/dob. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.


    The information relating to the State of New York in this AIS has been furnished by DOB and the Office of the State Comptroller (OSC), with additional information obtained from sources that the State believes to be reliable, but its presentation herein has not been subject to an independent audit process. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General. This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement.


    During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.


                              CURRENT FISCAL YEAR


                                 RECENT EVENTS


    The State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.


                     OVERVIEW OF THE 2002-03 FINANCIAL PLAN


    In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program
($885 million); and revenue and spending actions totaling $2.4 billion

(of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.


    In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.


    On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.


    As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.


    General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.


    Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.


    All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or
6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).


    The following table summarizes projected spending for the General Fund, State Funds, and All Governmental Funds in the 2002-03 Enacted Plan. For the definitions of these spending categories see Exhibit A.


                            ACTUAL        PROJECTED                                         AVG. ANNUAL
                           2001-02         2002-03          DOLLAR          PERCENT        PERCENT CHANGE
                           SPENDING        SPENDING         CHANGE        CHANGE FROM       1994-95 THRU
                         ($ MILLIONS)    ($ MILLIONS)    ($ MILLIONS)       2001-02           2002-03
                         ------------    ------------    ------------    -------------    ----------------
General Fund               $41,222         $40,214         $(1,008)          (2.4%)             2.3%
State Funds                 56,978          59,358           2,380            4.2%              4.2%
All Funds                   84,475          89,556           5,081            6.0%              4.7%


                Note:   All Governmental Funds spending excludes federal
                        "flow-through" aid to New York City for costs incurred as a result of the World Trade Center attacks.


    The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

    The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.


                          2002-03 STATE FINANCIAL PLAN


    Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2002-03.


                                  GENERAL FUND


    The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. For an explanation of the composition of All Governmental Funds spending in recent years, please see the section entitled "Prior Fiscal Years" in this AIS. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs below depict the components of projected receipts and disbursements in the General Fund (in percent).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERSONAL INCOME TAX       58.5%
USER TAXES & FEES         17.8%
BUSINESS TAXES             9.6%
OTHER TAXES                2.0%
MISC. RECEIPTS/TRANSFERS  12.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LOCAL ASSISTANCE       66.8%
STATE OPERATIONS       19.4%
DEBT SERVICE            4.6%
GENERAL STATE CHARGES   7.1%
CAPITAL/OTHER           2.1%

    Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-03 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The World Trade Center attacks magnified the uncertainties inherent in the State's forecasts, and increase the likelihood that current projections will differ materially and adversely from the projections set forth in this AIS. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

PROJECTED GENERAL FUND RECEIPTS


    To close the significant 2002-03 budget gap caused largely by the events of September 11, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees
($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37 percent of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25 percent to 30 percent
($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections
($130 million).


                             GENERAL FUND RECEIPTS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$37,395            $39,883             $41,144             $39,898


    Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections. Table 3 at the end of this section outlines the movement of resources across the fiscal years.


                             PERSONAL INCOME TAXES
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$20,339            $23,566             $25,854             $23,342


    The PERSONAL INCOME TAX is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.


    The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.


                              USER TAXES AND FEES
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$7,604              $7,404              $7,098              $7,105

    USER TAXES AND FEES are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.


    Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.


                                 BUSINESS TAXES
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$4,560              $4,328              $3,616              $3,842


    BUSINESS TAXES include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.


                                  OTHER TAXES
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$1,107               $795                $803                $787


    OTHER TAXES include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.


                             MISCELLANEOUS RECEIPTS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$1,648              $1,553              $1,625              $2,148


    MISCELLANEOUS RECEIPTS include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.


                           TRANSFERS FROM OTHER FUNDS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$2,137              $2,237              $2,148              $2,674

    TRANSFERS FROM OTHER FUNDS to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).


PROJECTED GENERAL FUND DISBURSEMENTS


    General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4 percent from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions. The annual change in spending is explained by financial plan category in more detail below.


                           GENERAL FUND DISBURSEMENTS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$37,170            $39,702             $41,222             $40,214


    Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs
($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).


                          GRANTS TO LOCAL GOVERNMENTS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$25,590            $26,667             $27,835             $26,848


    GRANTS TO LOCAL GOVERNMENTS is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools
(46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (5 percent), mental hygiene programs (6 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.


    Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).


    School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.


    Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. Expected underlying spending growth of roughly 7 percent is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment

($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).


    General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).


    Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.


    Higher Education Service Corporation (HESC) spending is projected at
$284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).


    Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the pre-school special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund
($58 million).


                                STATE OPERATIONS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$6,600              $7,604              $7,839              $7,815


    STATE OPERATIONS pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases
$358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.


    The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction will occur through attrition and early retirement.


                             GENERAL STATE CHARGES
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$2,087              $2,567              $2,650              $2,847


    General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.


    Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5 percent of salary for the 2002-03 fiscal year, an increase from 0.7 percent in 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11 percent in calendar year 2002.


                            TRANSFER TO OTHER FUNDS
                                 (IN MILLIONS)


1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$2,887              $2,863              $2,898              $2,704


    Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.


    Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.


    Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.


    The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.


    All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).


NON-RECURRING ACTIONS


    The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.


    The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers
($75 million).


    In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures
($64 million).


GENERAL FUND CLOSING BALANCE


    The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

               OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS


    The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.


    In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.


                            OTHER GOVERNMENTAL FUNDS


    In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.


    Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds financial plan tables contained in this section of the AIS.


    The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.


    All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6 percent. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families
($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than one percent.


SPECIAL REVENUE FUNDS


    Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.


    Federal grants account for 66 percent of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6 percent. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and

SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).


    State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. Spending from State special revenue funds for Medicaid is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6 percent nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).


    Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased
$491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.


CAPITAL PROJECTS FUNDS


    Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).


DEBT SERVICE FUNDS


    Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.


                       2002-03 GAAP-BASIS FINANCIAL PLAN


    State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2001-02 fiscal year as reported by the State Comptroller in July 2002.


                             SPECIAL CONSIDERATIONS


    The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. DOB believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the Enacted Plan estimates.


    Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.


    Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.


    Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.


    An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.


    In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

                                    TABLE 1
                    GENERAL FUND RECEIPTS AND DISBURSEMENTS
                          STATE FISCAL YEAR 2002-2003
                             (MILLIONS OF DOLLARS)


                                                                2001-02                 2002-03
                                                                 ACTUAL      CHANGE     ENACTED
                                                                --------    --------    --------
OPENING FUND BALANCE (1)                                          1,110         (78)      1,032
                                                                 ======      ======      ======
PERSONAL INCOME TAX                                              25,854      (2,512)     23,342
USER TAXES AND FEES:
  Sales and Use Tax                                               6,131         225       6,356
  Cigarette and Tobacco Tax                                         532         (65)        467
  Motor Fuel Tax                                                      0           0           0
  Motor Vehicle Fees                                                185        (121)         64
  Alcoholic Beverage Taxes and Fees                                 212           6         218
  Container Tax                                                       0           0           0
  Auto Rental Tax                                                    38         (38)          0
                                                                 ------      ------      ------
  SUBTOTAL                                                        7,098           7       7,105
                                                                 ------      ------      ------
BUSINESS TAXES:
  Corporation Franchise Tax                                       1,515         213       1,728
  Corporation and Utilities Taxes                                   972          53       1,025
  Insurance Taxes                                                   633         (36)        597
  Bank Tax                                                          496          (4)        492
  Petroleum Business Tax                                              0           0           0
                                                                 ------      ------      ------
  SUBTOTAL                                                        3,616         226       3,842
                                                                 ------      ------      ------
OTHER TAXES:
  Estate and Gift Taxes                                             767         (12)        755
  Real Property Gains Tax                                             5          (3)          2
  Pari-mutuel Tax                                                    30          (1)         29
  Other Taxes                                                         1           0           1
                                                                 ------      ------      ------
  SUBTOTAL                                                          803         (16)        787
                                                                 ------      ------      ------
MISCELLANEOUS RECEIPTS & FEDERAL GRANTS                           1,625         523       2,148
TRANSFERS FROM OTHER FUNDS:
  Sales Tax in Excess of LGAC Debt Service                        1,750          58       1,808
  All Other Transfers                                               398         468         866
                                                                 ------      ------      ------
  SUBTOTAL                                                        2,148         526       2,674
                                                                 ------      ------      ------
TOTAL RECEIPTS                                                   41,144      (1,246)     39,898
                                                                 ======      ======      ======
GRANTS TO LOCAL GOVERNMENTS                                      27,835        (987)     26,848
STATE OPERATIONS                                                  7,839         (24)      7,815
GENERAL STATE CHARGES                                             2,650         197       2,847
DEBT SERVICE                                                          0           0           0
TRANSFERS TO OTHER FUNDS:
  In Support of Debt Service                                      2,086        (235)      1,851
  In Support of Capital Projects                                    289        (115)        174
  All Other Transfers                                               523         156         679
                                                                 ------      ------      ------
  SUBTOTAL                                                        2,898        (194)      2,704
                                                                 ------      ------      ------
TOTAL DISBURSEMENTS                                              41,222      (1,008)     40,214
                                                                 ======      ======      ======
Excess (Deficiency) of Receipts and Other Financing Sources
  over Disbursements and Other Financing Uses                       (78)       (238)       (316)
                                                                 ------      ------      ------
CLOSING FUND BALANCE                                              1,032        (316)        716
                                                                 ======      ======      ======


Source: New York State Division of the Budget

                                    TABLE 2
                           CASH BASIS FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                           STATE FISCAL YEAR 2002-03
                             (MILLIONS OF DOLLARS)


                                                          SPECIAL     CAPITAL       DEBT
                                             GENERAL      REVENUE     PROJECTS    SERVICE      (MEMO)
                                               FUND        FUNDS       FUNDS       FUNDS       TOTAL
                                             --------    ---------    --------    --------    --------
OPENING FUND BALANCE                           1,032       1,047         (268)        169       1,980
                                              ======      ======       ======      ======     =======
RECEIPTS:
Taxes                                         35,076       4,225        1,673       2,479      43,453
Miscellaneous receipts                         2,148       9,591        2,507         626      14,872
Federal grants                                     0      28,783        1,576           0      30,359
                                              ------      ------       ------      ------     -------
  TOTAL RECEIPTS                              37,224      42,599        5,756       3,105      88,684
                                              ======      ======       ======      ======     =======
DISBURSEMENTS:
Grants to local governments                   26,848      35,442        1,241           0      63,531
State operations                               7,815       7,193            0           7      15,015
General State charges                          2,847         560            0           0       3,407
Debt service                                       0           0            0       3,550       3,550
Capital projects                                   0           4        4,049           0       4,053
                                              ------      ------       ------      ------     -------
  TOTAL DISBURSEMENTS                         37,510      43,199        5,290       3,557      89,556
                                              ======      ======       ======      ======     =======
WORLD TRADE CENTER REVENUES (COSTS):
Federal grants                                     0       2,760            0           0       2,760
Disaster assistance to localities                  0      (2,760)           0           0      (2,760)
                                              ------      ------       ------      ------     -------
  NET WORLD TRADE CENTER REVENUES (COSTS)          0           0            0           0           0
                                              ======      ======       ======      ======     =======
OTHER FINANCING SOURCES (USES):
Transfers from other funds                     2,674       3,002          199       4,984      10,859
Transfers to other funds                      (2,704)     (2,477)      (1,241)     (4,537)    (10,959)
Bond and note proceeds                             0           0          260           0         260
                                              ------      ------       ------      ------     -------
  NET OTHER FINANCING SOURCES (USES)             (30)        525         (782)        447         160
                                              ======      ======       ======      ======     =======
CHANGE IN FUND BALANCE                          (316)        (75)        (316)         (5)       (712)
                                              ======      ======       ======      ======     =======
CLOSING FUND BALANCE                             716         972         (584)        164       1,268
                                              ======      ======       ======      ======     =======


Source: New York State Division of the Budget

                           TAX REFUND RESERVE ACCOUNT


    Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.


    The chart below shows actual components of gross collections, the State/City offset, refund reserve activity, refunds and net collections of personal income tax receipts for fiscal years 1999-2000 through 2001-2002 as well as projected amounts for the 2002-03 fiscal year.


                                    TABLE 3
                        PERSONAL INCOME TAX COLLECTIONS,
                      REFUNDS AND REFUND RESERVE ACTIVITY
                             (MILLIONS OF DOLLARS)


                                              1999-2000       2000-01       2001-02       2002-03 (1)
                                              ----------      --------      --------      ------------
Withholdings                                   $18,460        $20,955       $20,262         $20,956
Estimated Payments                               5,835          6,874         6,353           5,754
Final Payments                                   1,429          1,684         1,874           1,305
Delinquencies                                      512            558           601             826
                                               -------        -------       -------         -------
GROSS COLLECTIONS                              $26,236        $30,071       $29,090         $28,841
State/City Offset                              $  (325)       $  (169)      $  (225)        $  (200)
Refund Reserve (Increase) Decrease              (1,661)           450         1,840           1,250
Refunds                                         (2,716)(2)     (3,460)(3)    (3,291)(4)      (3,919)(5)
                                               -------        -------       -------         -------
REPORTED TAX COLLECTIONS                       $21,534        $26,892       $27,414         $25,972
STAR Fund Deposits                             $(1,195)       $(3,076)      $(1,310)        $(2,630)
DRRF                                                --           (250)         (250)             --
GENERAL FUND                                   $20,339        $23,566       $25,854         $23,342
                                               =======        =======       =======         =======


                                               Source: State Division of the Budget.
                  (1)   As projected on May 22, 2002.
                  (2)   Reflects the payment of the balance of refunds on 1998
                        liability and the payment of $460 million of 1999 calendar year refunds in the last quarter of the State's 1999-2000
                        fiscal year and a balance in the tax refund reserve account of $3.967 billion.
                  (3)   Reflects the payment of the balance of refunds on 1999
                        liability and the payment of $960 million of 2000 calendar year refunds in the last quarter of the State's 2000-2001
                        fiscal year and a balance in the tax refund reserve account of $3.517 billion.
                  (4)   Reflects the payment of the balance of refunds on 2000
                        liability and the payment of $960 million of 2001 calendar year refunds in the last quarter of the State's 2001-02
                        fiscal year and a balance in the tax refund reserve account of $1.68 billion.
                  (5)   Reflects the payments of the balance of refunds on 2001
                        liability and the projected payments of $960 million of
                        calendar year 2002 in the last quarter of the State's
                        2002-03 fiscal year and the projected balance in the tax
                        refund reserve account of $427 million.

    APPENDIX D - SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY
                          MUNICIPAL OBLIGATIONS

    Some of the significant financial considerations relating to the investments of the New Jersey Tax Free Income Fund in New Jersey municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

    NEW JERSEY ECONOMIC INFORMATION AND TRENDS. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

    During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.4% growth in 2000.

    With weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Softness in the State's economy also led to retail sales growth of under 7%, compared with the almost 9% rate recorded in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.3% in August 2002.

    Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. The economic recovery is expected to remain uneven over the near term, but to continue in view of growth in productivity and low interest rates. Economic activity is expected to accelerate in 2003. New Jersey's economy is expected to follow the national trend in 2002 and 2003. The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

   NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM - CURRENT OPERATING EXPENSES.

    THE GENERAL FUND. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1999 was $276.1 million, for fiscal year 2000 was $187.7 million and for fiscal year 2001 was 388.7 million. For fiscal year 2002 and 2003, the balance in the undesignated General Fund is estimated to be $100.0 and$110.4 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

    TAX AND REVENUE ANTICIPATION NOTES. In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2003. New Jersey issued notes in the amount of $1,900,000,000 on July 23, 2002. Such notes are payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

                     NEW JERSEY CAPITAL PROJECT FINANCINGS.

    GENERAL OBLIGATION BONDS. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain New Jersey tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2001 was $3,170,939,218. The appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for fiscal year 2003.

    PAY-AS-YOU-GO. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2003, the amount appropriated for this purpose is $1,022.0 million.

                OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY.

    BONDS GUARANTEED BY NEW JERSEY. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $55,670,000 were outstanding as of June 30, 2002. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

    "MORAL OBLIGATION" BONDS. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency that may exist in a debt service reserve fund maintained to meet the payment of principal of and interest on the obligations of such entities. Upon receipt of such certification of deficiency, an appropriation by the New Jersey Legislature is to be made in the amount of the deficiency. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

    NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

    SOUTH JERSEY PORT CORPORATION. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1998 through

2002, New Jersey has made appropriations totaling $22,937,447.89 which covered deficiencies in revenues of the SJPC for debt service.

    NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY. The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

    There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2002, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $819,135,000 and fiscal year 2003 debt service subject to "moral obligation" is $47,003,456.

    OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL
APPROPRIATION. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption below entitled "LITIGATION" for a discussion of LONEGAN, ET AL. V. STATE OF NEW JERSEY, ET AL., challenging the constitutionality of various State statutes that authorize the issuance by various State authorities and instrumentalities of bonds secured by payments from New Jersey that are subject to annual appropriation by the New Jersey Legislature. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's seven retirement plans; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers;
(v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) the Municipal Rehabilitation and Economic Recovery Act, enacted in July 2002, authorizes the NJEDA to issue bonds for the purpose of providing loans and grants to sustain economic activity in qualified municipalities under the Act and debt service on the bonds will be paid pursuant to a contract between NJEDA and the New Jersey Treasurer.

    NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's seven retirement plans; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers;
(v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) the Municipal Rehabilitation and Economic Recovery Act, enacted in July 2002, authorizes the NJEDA to issue bonds for the purpose of providing loans and grants to sustain economic activity in qualified municipalities under the Act and debt service on the bonds will be paid pursuant to a contract between NJEDA and the New Jersey Treasurer.

    NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

    NEW JERSEY BUILDING AUTHORITY. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

    NEW JERSEY SPORTS AND EXPOSITION AUTHORITY. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

    GARDEN STATE PRESERVATION TRUST. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.

    NEW JERSEY CERTIFICATES OF PARTICIPATION. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, which lease payments are subject to appropriation by the New Jersey Legislature.

    NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

    CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND
INSTRUMENTALITIES. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

                          COUNTIES AND MUNICIPALITIES.

    REGULATION OF COUNTY AND MUNICIPAL FINANCE. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

    The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

    The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

    REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 ET SEQ.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

                               SCHOOL DISTRICTS.

    REGULATION OF SCHOOL DISTRICT FINANCE. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 ET SEQ. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey

Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

    New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

    REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 ET SEQ. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

    School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

    If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the balance of the municipality's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

    In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

    SCHOOL DISTRICT LEASE PURCHASE FINANCINGS. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years, with the exception of school buses which cannot exceed ten years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on facilities leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

    NEW JERSEY SCHOOL BOND RESERVE ACT. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 ET SEQ.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

                          LOCAL FINANCING AUTHORITIES.

    REGULATION OF LOCAL FINANCING AUTHORITIES. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 ET SEQ.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

    Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

    REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

    POLLUTION CONTROL BONDS. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in ATLANTIC COAST DEMOLITION & RECYCLING, INC. V. BOARD OF CHOSEN FREEHOLDERS OF ATLANTIC COUNTY, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a State program by which New Jersey voluntarily provides financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, there is no assurance that such State subsidy program will continue in the future.

    QUALIFIED BONDS.  In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2001, the aggregate amount of school district and municipal qualified bonds outstanding is $296,558,950 and $831,776,517, respectively.

                     LITIGATION OF THE STATE OF NEW JERSEY.

    GENERAL. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 ET SEQ.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

    New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

    An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

    Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

    LITIGATION RELATING TO STATE CONTRACT BONDS. In addition to lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, LONEGAN, ET AL. V. STATE OF NEW JERSEY, ET AL. has been filed, challenging the constitutionality of various State statutes (collectively, the "State Contract Statutes") which authorize the issuance by various State authorities and instrumentalities of bonds (the "State Contract Bonds") that are payable from amounts to be paid by the New Jersey Treasurer, subject to annual appropriation by the New Jersey Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the "State Constitution"). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the New Jersey Constitution, Article II, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of New Jersey and the named State authorities and instrumentalities (the "State Parties") by granting their motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the New Jersey Constitution. Motions and various appeals have occurred since the ruling of the Superior Court. On June 27, 2001, the Appellate Division affirmed the Superior Court's decision. Argument before the Supreme Court took place on January 2, 2002. On August 21, 2002, the Supreme Court issued a decision (the "August 21 Decision") affirming the decision of the Appellate Division only insofar as it upheld the constitutionality of the Educational Facilities Construction and Financing Act and the issuance of State Contract Bonds thereunder. With regard to all other State Contract Statutes challenged by the plaintiffs, the Supreme Court reserved ruling and scheduled the matter for additional briefing and reargument. Plaintiffs filed their Supplemental Brief with the Supreme Court on September 12, 2002, requesting that the Court clarify its August 21 Decision to indicate that any final ruling would apply prospectively. On September 20, 2002, the Supreme Court denied the motion, indicating that, since the plaintiffs had not requested retroactive relief and there was no suggestion in the August 21 Decision that retroactive relief would be granted, there was no need to clarify the August 21 Decision. The State Parties filed their Supplemental Brief on the merits on October 2, 2002. Plaintiffs filed their Supplemental Reply Brief on October 8, 2002. The Supreme Court heard supplemental oral argument on the matter on October 21, 2002, and a decision has not yet been rendered. At this time, there is no way to predict what effect, if any, an adverse ruling by the Supreme Court may have on the State's finances and the bonding programs for the fiscal year 2003 and/or future fiscal years.

    RATINGS. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA, Aa2 and AA, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

    The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.
                                      D-10

PART C

                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 23

Exhibit Number

(a)(1)    Declaration of Trust (1)
(a)(2)    Amendment No. 1 to Declaration of Trust, filed herewith.
(a)(3)    Amendment No. 2 to Declaration of Trust, filed herewith.
(b)(1)    By-laws (1)
(b)(2)    Amendment to By-laws. (7)
(d)(1)    Form of Proposed Investment Advisory Agreement (1)
(d)(2) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)
(d)(3) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)       Form of Distribution Agreement. (5)
(f)(1)    Form of Retirement Plan for Eligible Trustees (2)
(f)(2)    Form of Deferred Compensation Plan for Eligible Trustees (2)
(g)(1)    Form of Proposed Custodian Agreement (1)
(g)(2)    Form of Global Custody Agreement, dated September 7, 2001, filed herewith.
(g)(3)    Fee Schedule for Custodian Agreement, filed herewith.
(h)(1)    Form of Proposed Transfer Agency Agreement (1)
(h)(2)    Form of Proposed Administration Agreement (1)
(h)(3)    Form of Administration Agreement dated September 7, 2001,
          filed herewith.
(h)(4)    Form of Shareholder Servicing Agreement, filed herewith.
(i)       Opinion re: Legality of Securities being Registerered (4)
(j)       Consent of PricewaterhouseCoopers LLP. (7)
(l)       Form of Share Purchase Agreement (3)
(n)       Form of Rule 18f-3 Multi-Class Plan. (5)
(p)(1)    Code of Ethics of the Funds (6)
(p)(2)    Code of Ethics of the Advisers (6)
(p)(3)    Codes of Ethics of JPMFD, filed herewith.
Ex99(a)   Powers of Attorney. (5)
Ex99(b)   Power of Attorney for: Robert Higgins, filed herewith.
Ex99(c)   Power of Attorney for: William G. Morton, Jr., filed herewith.
Ex99(d)   Power of Attorney for: Dr. Matthew Goldstein, filed herewith.

----------------------------

(1). Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13319) as filed with the Securities and Exchange Commission on October 2, 1996.

(2). Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(3). Filed as an exhibit to Pre-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.

(4). Filed as an exhibit to Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.

(5). Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on N-1A as filed with the Securities and Exchange Commission on September 7, 2001 (Accession Number: 0000912057-01-531573.

(6). Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 28, 2002 (Accession Number 0000912057-02-01290)

(7). Incorporated by reference to Amendment No. to Registration Statement filed with the SEC on December 20, 2002

ITEM 24.  Persons Controlled by or Under Common Control with Registrant

          Not applicable

ITEM 25.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

The business of the Adviser is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters

     (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Series
J.P. Morgan Fleming Series Trust
JPMorgan Value Opportunities Fund, Inc.

     (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.


                                          Position and Offices                           Position and Offices
Name and Address                          with Distributor                               with the Registrant
-----------------                         --------------------                           --------------------
Lynn J. Mangum                            Director                                       None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                        Vice President/Assistant                       None
3435 Stelzer Road                         Compliance Officer
Columbus, OH 43219

Dennis Sheehan                            Director/Treasurer                             None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                             Secretary                                      None
90 Park Ave.
New York, NY 10016

Edward S. Forman                          Assistant Secretary                            None
90 Park Ave.
New York, NY 10016

Robert A. Bucher                          Financial Operations Officer                   None
90 Park Ave.
New York, NY 10016

Richard F. Froio                          Vice President/Chief Compliance Officer        None
60 State Street
Boston, MA 02109

William J. Tomko                          President                               None
3435 Stelzer Road
Columbus, OH 43219

         (c) Not applicable

ITEM 28.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                             ADDRESS

J.P. Morgan Fund Distributors, Inc.     522 Fifth Avenue
                                        New York, NY 10036

DST Systems, Inc.                       210 W. 10th Street,
                                        Kansas City, MO 64105

JP Morgan Chase Bank                    270 Park Avenue,
                                        New York, NY 10017

J.P. Morgan Investment Management Inc.  522 Fifth Avenue
                                        New York, NY 10036


ITEM 29.  Management Services

            Not applicable

ITEM 30.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 21st day of October, 2003.

                                           J.P. MORGAN MUTUAL FUND SELECT TRUST


                                           By: /s/ George Gatch
                                           --------------------------
                                           George Gatch
                                           President



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on October 21, 2003.


                 *                        Chairman and Trustee
     --------------------------
          Fergus Reid, III

                 *                              Trustee
     --------------------------
         William J. Armstrong

                 *                              Trustee
     --------------------------
       Roland R. Eppley, Jr.

                 *                              Trustee
     --------------------------
         Ann Maynard Gray

                 *                              President and Trustee
     --------------------------
          Matthew Healey

                 *                              Trustee
     --------------------------
          James Schonbachler

                 *                              Trustee
     --------------------------
        Leonard M. Spalding

                 *                              Trustee
     --------------------------
         Robert J. Higgins

                 *                              Trustee
     --------------------------
       William G. Morton, Jr.

                 *                              Trustee
     --------------------------
        Dr. Matthew Goldstein

*By: /s/ David Wezdenko
     --------------------------
         David Wezdenko
         Treasurer and
         Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
(a) (2)       Amendment No. 1 to the Declaration of Trust
(a) (3)       Amendment No. 2 to the Declaration of Trust
(g) (2)       Global Custody Agreement, dated September 7, 2001
(g) (3)       Fee Schedule for Custodian Agreement
(h) (3)       Form of Administration Agreement, dated September 7, 2001
(h) (4)       Form of Shareholder Servicing Agreement, dated September 7, 2001of
(p) (3)       Codes of Ethics of JPMFD
Ex99 (b)      Power of Attorney for: Robert Higgins
Ex99 (c)      Power of Attorney for: William G. Morton, Jr.
Ex99 (d)      Power of Attorney for: Dr. Matthew Goldstein